UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-07410

Exact name of registrant as specified in charter:
Delaware Investments National Municipal Income Fund

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: March 31

Date of reporting period: March 31, 2009

Item 1. Reports to Stockholders

Annual Report	Delaware
Investments
Closed-End
Municipal Bond
Funds

March 31, 2009

Closed-end funds

Table of contents

> Portfolio management review	1

> Fund basics	7

> Sector/State allocations and credit quality breakdowns	8

> Statements of net assets	11

> Statements of assets and liabilities	22

> Statements of operations	23

> Statements of changes in net assets	24

> Financial highlights	25

> Notes to financial statements	29

> Report of independent registered public accounting firm	36

> Other Fund information	37

> Board of trustees/directors and officers addendum	40

> About the organization	43

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

© 2009 Delaware Distributors, L.P.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review

Delaware Investments Closed-End Municipal Bond Funds

April 7, 2009

Economic and market environment

Although investors have experienced many extremes since the start of the credit crisis, none compared to the historic economic and market events that took place during the latter half of the fiscal period. These were among the events:

  The federal funds target rate dropped to effectively zero.

  Yields on 10-year Treasury notes declined to almost 2.0%.

  The S&P 500 Index completed its worst calendar year (2008) since the Great Depression.

  Corporate bond spreads exceeded 6% in investment grade bonds and 19% in high yield bonds.

  For 30-year fixed mortgage loans that met Freddie Mac and Fannie Mae requirements, interest rates approached record lows of nearly 4.7%.

Further, historic weakness across a wide range of indicators, including employment data, retail, housing and auto sales, and forecasted gross domestic product fueled a flight to higher-quality investments across sectors.

An equally momentous set of events took place within the municipal bond market during the reporting period, as the market underwent a change in its basic structure and risk characteristics. In particular, the municipal bond market became increasingly split, with a strict separation between the highest grade bonds and all others within the universe. Bids for AAA-rated bond issues, for example, remained both plentiful and strong, while bids for lower investment grades were often scant and weak. In a way, this mimicked the taxable market, where Treasury issues were popular while demand for everything else paled in comparison. The reasons for the split within the municipal market are listed below:

  The crumbling of monoline insurance

  The resulting collapse of the auction-rate securities (ARS) market

  Deleveraging by nontraditional participants

  Balance sheet constraints at broker/dealers

  General risk avoidance

Although the first round of monoline insurance company downgrades (from their AAA-status) took place just prior to the beginning of the fiscal year, this action impacted the municipal market throughout the reporting period, virtually freezing the sales of auction-rate securities (ARS) and requiring ARS investors to continue to hold their investments. ARS are fixed income investments for which the interest rate is reset at frequent auctions, which are typically held every 35 days or less. Failed auctions forced some ARS holders, who may have originally viewed ARS as short-term liquid investments, to hold their ARS indefinitely.

Severe selling pressure from nontraditional buyers (including participants in tender-option bond programs and hedge fund investment managers) created additional difficulties for municipal investors during the reporting period. Historically, support from these nontraditional buyers helped the municipal market outperform Treasury bonds even during periods of record and near-record numbers of newly issued bonds.

In addition, as these municipal investors were forced to deleverage in response to tightening liquidity conditions, they sold any assets they could, including billions of dollars worth of municipal bonds. Severe capitalization constraints within the investment banking community compounded municipal market problems. Once the capital positions of many investment banks were compromised, bank executives were less willing to provide liquidity to the municipal market.

Interest in municipal bonds wavered as investors fled virtually every asset class other than Treasurys. In October 2008, for example, three consecutive weeks of outflows exceeded $1 billion each, ranking among the 10 highest outflow weeks on record (source: Barclays Capital). Though this marked a high point for outflows, the October flood was indicative of the broader flight toward Treasurys that developed during the annual period.

The views expressed are current as of March 31, 2009, and are subject to change.

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Portfolio management review

Delaware Investments Closed-End Municipal Bond Funds

The technical environment

One of the year’s most notable developments, in our opinion, was that municipal bonds became a “cheap” asset class. A brief comparison of municipal bond yields to Treasury bond yields can provide perspective about the relative attractiveness of municipal bonds.

Municipal bonds normally trade with lower yields than Treasury bonds due to their favorable tax treatment (bond yields move in the opposite direction to their price). Yet as the credit crisis evolved, investors began to accept virtually no yield for Treasury bonds because of their lower risk. At the same time, they expected yield premiums from all other asset classes, including municipal bonds.

The ratio of municipal bond yields (AAA-rated, with 30 years to maturity) to Treasury bond yields peaked as high as 208% in December 2008. Subsequently, the ratio declined, finishing the annual period at 188%. To put these figures in perspective, this ratio has averaged 93.77% over the past 20 years ( source: Thomson). For investors in the 28% or 35% tax bracket, yields of this size represented value, in our opinion, offering investors the ability to buy tax-exempt bonds with yields similar to or above those of taxable bonds.

Furthermore, the spread between municipal bonds with 2 years to maturity and those with 30 years to maturity widened significantly during the reporting period, resulting in a markedly steeper yield curve at the end of the period than at its start. As the credit crisis deepened, spreads widened beyond 3.00%, and finished the period at 3.64%. The average historical spread between 2-year and 30-year municipal bonds is 2.00%. (Source: Thomson.)

Fund positioning

Broadly speaking, as the cost of “risk” began to rise during the early stages of the credit crisis, prospects improved for bond investors to achieve higher yield premiums for lower credit bonds. We are not suggesting that the municipal market has reached its cheapest levels, or that we have seen the end of the credit crisis. However, we believe that in today’s market, investors are being properly compensated for credit risk.

That said, we implemented what we believed to be a fairly conservative investment strategy in managing the Funds over the fiscal year while remaining true to our core philosophy of generating competitive tax-exempt income. In each of the Funds, for example, we maintained significant positions in pre-refunded bonds (described below) as well as those with shorter maturities. We also minimized the Funds’ exposure to insured bonds during the period. These decisions contributed positively to each Fund’s performance.

Pre-refunded bonds were the best-performing bonds within the entire municipal market. These bonds are found on the short end of the yield curve, and face little if any credit risk. This is because they are backed by the invested debt proceeds of a second bond issue, which typically consists of U.S. Treasury bonds.

The Funds’ significant positions in bonds with 10 or fewer years to maturity generally helped performance, as these bonds were less impacted by rising rates than were many longer-term bonds. Our decision to take an underweight position in insured bonds helped the Funds’ performance compared to their peer funds, which were frequently more exposed to the collapse of the monoline insurers. Our positioning resulted from credit research. For example, research helped us find value among municipal bond issues that may have been deemed risky by the market due to a low-rated insurer, or a lack of insurance, but we were able to confirm the existence of strong fundamentals at the issuer, despite the market’s perception.

Unfortunately, these contributions were partially offset by our emphasis on lower-rated investment grade credit. During a year when only the highest-rated credit performed well, the Funds’ slightly overweight positions in A- and BBB-rated securities detracted from returns. Though limited, exposure to continuing care retirement communities (CCRCs) also reduced returns. CCRCs are retirement communities that have independent-living and assisted-living components, as well as nursing homes. The independent-living component is exposed to the housing market, and the nursing home component is exposed to the healthcare industry. This nonrated sector traded lower in value as yields rose during the period.

Redemption of preferred shares

Extremely illiquid market conditions as well as an unprecedented escalation of commercial paper rates and other short-term municipal interest rates led the Funds to call their preferred shares for redemption and to eliminate each Fund’s use of leverage during the reporting period.

In the late summer and fall of 2008, the lack of liquidity and confidence in the markets caused the cost of short-term borrowing to increase significantly. These market conditions contrasted with previous years, when the leverage provided by the preferred shares was frequently beneficial to the common shares, as it had enabled the common shares to borrow at very competitive rates and seek a higher net rate of return with the borrowings. Conversely, when a mutual fund is not able to invest the assets attributable to its preferred shares in securities that provide a higher net rate of return than the current dividend rate payable to the preferred shareholders, the effect of the leverage may cause holders of shares of the common stock to realize a lower rate of return than if that mutual fund was not leveraged.

The Funds’ management came to believe that under those market conditions, leverage within the Funds was no longer desirable from an investment perspective, and that the costs associated with the preferred shares were having a negative impact on the Funds’ common shareholders.

As a result, the Funds’ board of directors/trustees and the Funds’ management believed that the elimination of the Funds’ leverage was in the best interests of both common and preferred shareholders. By early November 2008, each of the Funds had redeemed all of its preferred shares at par value.

Within the industry, more than $30 billion worth of preferred shares issued by more than 34 fund families remain outstanding as of March 31, 2009 (source: Thomas J. Herzfeld Advisors). This figure represents half of the preferred shares market total prior to the liquidity crisis in 2008 and reflects the complexity of issues surrounding refinancing or redeeming preferred shares.

To date, Delaware Investments remains one of only seven fund families to have completely redeemed all preferred shares issued by its Funds. Since December 2008, several closed-end funds with outstanding preferred shares announced delays in payment of dividends to those funds’ common shareholders.

This delay in payment is triggered when asset coverage ratios have exceeded their allowable coverage, typically 200% for equity instruments and 300% for debt instruments. Payment of any dividends is prohibited until the asset coverage ratio is “cured” by reducing the amount of leverage outstanding, in this case by redeeming preferred shares, or by waiting until such a time that asset levels increase to meet coverage requirements. Because the Delaware Investments Funds redeemed their preferred shares, they were able to avoid situations where low asset coverage ratios could have required them to suspend or delay payments of dividends to holders of common shares.

The Funds’ management continues to evaluate new potential methods of leverage and may seek to employ leverage on the Funds again in the future if conditions and new methods warrant doing so. For additional information on the Redemption of Preferred Shares, see Note 7 on page 32 (Notes to financial statements).

Delaware Investments Arizona Municipal Income Fund, Inc.

Conditions in the Arizona economy

Arizona was heavily affected by the housing downturn. Its unemployment rate climbed to 7.4% in February, though it remained slightly lower than the national rate of 8.5% (source: Bureau of Labor Statistics). Nonfarm payrolls shrank by 6.5% over the 12-month period ended Feb. 28, 2009 (source: www.workforce.az.gov).

The state’s 2008 budget summary reflected a significant drawdown of total General Fund balances. State government also faced a potential $1.6 billion shortfall in its January 2009 budget (which totaled $9.9 billion). The new governor funded the gap through spending cuts and use of stimulus money, as well as transfers of special purpose funds. The treasurer authorized using the last of the cash in the state’s “rainy day fund.” (Source: Arizona Treasury.)

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Portfolio management review

Delaware Investments Closed-End Municipal Bond Funds

Yet, Arizona was in the black due to an emergency distribution of $307 million of federal stimulus monies, as well as a one-time transfer of $218 million from special purpose funds. Even with these injections, though, the state did not have enough reserves to meet spending obligations in April 2009. The gap could reach $500 million by the end of the state’s 2008 fiscal year in June 2009, and state officials have set the stage for Arizona to borrow money for the first time in modern history. Unfortunately, next fiscal year 2009 could be even worse because reserves will already be depleted and the state faces a $2.8 billion deficit. (Source: Arizona Treasury Media Files.)

Nationally, new issue volume for calendar year 2008 fell more than 9% short of the 2007 record total. The combined par value totaled $390.6 billion. Arizona issuance increased 6.9% in 2008 to total $9.6 billion. (Source: The Bond Buyer.)

Noteworthy sectors and securities

During the credit crisis in the municipal bond market, credit spreads widened considerably and the yield curve steepened dramatically. Therefore, higher-rated bonds outperformed lower-rated bonds, and shorter-maturity bonds outperformed longer-maturity bonds. Against this backdrop, within the Fund, general obligation bonds issued to finance water and sewer improvements in Scottsdale, as well as an issue to benefit Arizona schools, both performed well. Both bonds were highly rated and featured maturities of approximately 10 years or less.

Alternatively, among the Fund’s largest detractors was an industrial development authority (IDA) bond issued by Pima County. The bond was rated BBB- by S&P and matures in 2037. IDA bonds are bonds issued by a government agency on behalf of a private entity to be used generally for the purchase or lease of land, buildings, machinery, or equipment.

Delaware Investments Colorado Municipal Income Fund, Inc.

Conditions in the Colorado economy

Colorado’s economy continued to show modest, resilient growth despite the weakness in the national economy. As of January 2009, the state’s unemployment rate was 6.6%, well below the national rate of 7.6% at that time (source: Bureau of Labor Statistics). Although certain parts of the state have been distressed by foreclosures, the residential real estate market remained substantially stronger in Colorado than the rest of the country. According to the S&P/Case-Shiller® Home Price Index, Denver’s real estate market was one of the strongest of any major metropolitan area of the country (source: S&P).

However, recent economic data suggest that Colorado could experience a mild slowdown. Colorado’s General Fund balance decreased in calendar year 2008 by 2.4% of expenditures. Gross General Fund revenues are anticipated to remain relatively level in fiscal 2009, as income tax collections are projected to offset lower excise revenues. Yet beyond fiscal 2009, individual income taxes are forecast to remain suppressed because of projected negative job growth through much of 2009. Retail sales are not anticipated to grow substantially above the projected rate of inflation. General Fund revenue shortfalls are estimated at $631.9 million in the current fiscal year and $1.03 billion in fiscal 2010. (Source: Office of State Planning and Budgeting.)

As part of a budget contingency plan, the governor has implemented a hiring freeze, requested institutions and state agencies delay the start of new construction and directed department heads to scrutinize budgets for additional savings to prepare for weaker-than-expected revenues. The governor has balanced the current budget through a reduction in spending in Medicaid, human services, policy changes, reserve changes, and transfers from other funds. The governor’s plan for a fiscal 2010 shortfall includes additional General Fund spending reductions in Medicaid, human services, capital construction reduction, and policy changes. (Source: Office of State Planning and Budgeting.)

Nationally, new-issue volume for calendar year 2008 fell more than 9% short of the 2007 record total. The combined par value totaled $390.6 billion. Within Colorado, issuance decreased by 4.7% in 2008 to total $7.9 billion. (Source: The Bond Buyer.)

Noteworthy sectors and securities

During the credit crisis in the municipal bond market, credit spreads widened considerably and the yield curve steepened dramatically. Therefore, higher-rated bonds outperformed lower-rated bonds and shorter-maturity bonds outperformed longer-maturity bonds. Pre-refunded bonds, or those that are escrowed in U.S. government securities, also performed well, as they are considered to be of the highest quality. Even though their ratings do not always reflect that quality, investors typically rely on the escrow in U.S. government securities in determining quality. Against this backdrop, a bond issued to fund the Denver Convention Center as well as education bonds issued to fund the University of Denver contributed to the Fund’s return. These bonds mature in 2013 and 2016, respectively, and the Convention Center bond was pre-refunded.

Notable detractors included those issued to fund student housing and charter school projects (specifically a bond issued to fund housing at the University of Northern Colorado and a bond used to finance Bromley Charter School). These subsectors of the municipal market involve smaller, less liquid deals, and are considered riskier securities. They have not performed well during the credit crisis.

Delaware Investments Minnesota Municipal Income Fund II, Inc.

Conditions in the Minnesota economy

Minnesota’s economy appears fundamentally sound; it features a diverse mix of manufacturing, services, and trade similar to that of the nation. Yet, weaker labor markets, a slump in home prices, and accelerating foreclosure rates all indicated that the state’s economy may be underperforming its long-term potential. Over the past three years, for example, the state was behind the nation in employment and personal income growth (source: S&P). As of January 2009, Minnesota’s unemployment rate was 8.7% and higher than the national level of 7.6% at that time (source: Bureau of Labor Statistics).

Minnesota’s General Fund ended fiscal 2008 with a $437 million decrease in funds from fiscal year 2007. The state partly attributed the drawdown to grants issued to businesses and residents of southeastern Minnesota for flooding damage as well as settlement payments to the victims of the Interstate Highway 35W bridge collapse. (Source: Minnesota Management and Budget.)

In addition, revenues have been weaker than forecast, with the net General Fund coming in $131 million less than forecast from November to December 2008. This left a projected $426 million deficit for the 2008 and 2009 fiscal years. To balance the budget, the state used the remaining funds from its budget reserve account, which brought the reserve balance to zero. Additionally, officials plan to reduce the budget through unexpended allotments from previous transfers and appropriations from the General Fund. These include a $73 million reduction in human service payments, $66 million in reduced local government aid to cities, $44 million in cutbacks to county program aid, and $40 million in reductions to each operations and higher education state agency. The state is now expected to end the 2008 and 2009 fiscal years with a remaining balance of $236 million and a cash flow account of $350 million. (Source: Minnesota Management and Budget.)

Nationally, new-issue volume for the calendar year 2008 fell more than 9% short of the 2007 record total. The combined par value totaled $390.6 billion. Minnesota issuance increased 1.7% in 2008 to $6.8 billion. (Source: The Bond Buyer.)

Noteworthy sectors and securities

During the credit crisis in the municipal bond market, credit spreads widened considerably and the yield curve steepened dramatically. Therefore, higher-rated bonds outperformed lower-rated bonds, and shorter-maturity bonds outperformed longer-maturity bonds. Pre-refunded bonds, or those that are escrowed in U.S. government securities, also performed well, as they are considered to be of the highest quality. Even though ratings do not always reflect that quality, investors typically rely on the escrow in U.S. government securities in determining quality. Against this backdrop, two of the Fund’s top contributors were pre-refunded. Both bonds, issued to finance University of Minnesota Hospital and Clinics and Park Nicollet Health Services, featured shorter maturities (2016 and 2014, respectively).

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Portfolio management review

Delaware Investments Closed-End Municipal Bond Funds

Alternatively, the Fund was hurt by a longer-term education bond to fund St. Catherine College due to mature in 2032, as well as an industrial development bond issued by Cloquet, Minn., for Potlatch Corporation due to mature in 2026. Industrial development bonds are issued by a government agency on behalf of a private entity to be used generally for the purchase or lease of land, buildings, machinery, or equipment.

Delaware Investments National Municipal Income Fund

Highlights of the national municipal debt markets

The weak economy generated great fiscal stress among states. Combined budget gaps for the remainder of the current fiscal year and the next two years are estimated to total more than $350 billion (source: Center for Budget and Policy Priorities). Since the recession began in December 2007, approximately 4.4 million jobs have been lost, with more than half of the decrease occurring during the four-month period ended February 2009. The unemployment rate increased significantly to 8.5%, as of March 2009 (sources: Nelson A. Rockefeller State Revenue Report #74 and the Bureau of Labor Statistics).

State tax revenues declined 3.6% during the fourth quarter of calendar 2008, with preliminary estimates for January showing continued deterioration. Total tax revenues declined during the fourth quarter in 35 of the 47 states that reported early figures. This is the weakest performance since the second quarter of 2002. Recent stock market declines and continued job losses could depress revenues further. (Source: Center for Budget and Policy Priorities.)

State spending levels were generally low even before the crisis. Aggregate spending fell sharply after the 2001 recession, and it remained below the 2001 level when states adopted their 2008 budgets. Despite the states’ more prudent approach to spending, weak revenues have led to budget gaps. States have already used substantial budget reserves to address funding gaps, and these reserves are limited today. Most states have also cut services, raised taxes, closed loopholes, restricted tax credits, or implemented other revenue-raising measures. The American Recovery and Reinvestment Act of 2009 recognized the need for assistance through federal Medicaid funding and state fiscal stabilization fund revenues to help states close budget gaps. However, additional cuts or revenue-raising measures could be needed because federal monies cover only approximately 40% of the projected budget gaps over the next two years. (Source: Center on Budget and Policy Priorities.)

Nationally, new issuance in 2008 fell 9.1% short of the 2007 record total. The municipal market was hit especially hard by the broader credit crisis, with new issues plummeting over the last four months, including a more than 50% drop in October. New money issuance declined 22.8% while refunding increased 42.9%. We believe this is reflective of the need for issuers to restructure certain types of debt, such as auction-rate securities. (Source: The Bond Buyer.)

Noteworthy sectors and securities

During the credit crisis in the municipal bond market, credit spreads widened considerably and the yield curve steepened dramatically. Therefore, higher-rated bonds outperformed lower-rated bonds, and shorter-maturity bonds outperformed longer-maturity bonds. Against this backdrop, both of the Fund’s top contributors were highly rated and matured in 11 years or less. These included Virginia State General Obligation bonds, due in 2020 and rated AAA, as well as bonds issued by New York’s Triborough Bridge and Tunnel Authority, due in 2015 and rated AA- (both ratings by S&P).

Notable detractors included an industrial development bond issued by Brazos, Texas, for Dow Chemical (due in 2038 and rated BBB by S&P) and a bond issued by a Marietta, Ga., Development Authority for Life University (due in 2033 and rated Baa2 by Moody’s).

Fund basics

Delaware Investments
Arizona Municipal Income Fund, Inc.

As of March 31, 2009

Fund objective
The Fund seeks to provide current income exempt from both regular federal income tax and from Arizona state personal income tax, consistent with the preservation of capital.

Total Fund net assets
$38 million

Number of holdings
46

Fund start date
Feb. 26, 1993

Cusip number
246100101

Delaware Investments
Colorado Municipal Income Fund, Inc.

As of March 31, 2009

Fund objective
The Fund seeks to provide current income exempt from both regular federal income tax and Colorado state personal income tax, consistent with the preservation of capital.

Total Fund net assets
$64 million

Number of holdings
41

Fund start date
July 29, 1993

Cusip number
246101109

Delaware Investments
Minnesota Municipal Income Fund II, Inc.

As of March 31, 2009

Fund objective
The Fund seeks to provide current income exempt from both regular federal income tax and Minnesota state personal income tax, consistent with the preservation of capital.

Total Fund net assets
$151 million

Number of holdings
92

Fund start date
Feb. 26, 1993

Cusip number
24610V103

Delaware Investments
National Municipal Income Fund

As of March 31, 2009

Fund objective
The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital.

Total Fund net assets
$29 million

Number of holdings
48

Fund start date
Feb. 26, 1993

Cusip number
24610T108

Sector/State allocations and credit quality breakdowns

As of March 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware Investments
Arizona Municipal Income Fund, Inc.
Percentage
Sector	of Net Assets
Municipal Bonds	92.66%
Education Revenue Bonds	13.87%
Electric Revenue Bonds	7.41%
Health Care Revenue Bonds	17.25%
Housing Revenue Bonds	2.59%
Lease Revenue Bonds	2.61%
Local General Obligation Bonds	5.67%
Pre-Refunded Bonds	16.59%
Special Tax Revenue Bonds	14.34%
Transportation Revenue Bonds	5.43%
Water & Sewer Revenue Bonds	6.90%
Short-Term Investment	1.06%
Total Value of Securities	93.72%
Receivables and Other Assets Net of Liabilities	6.28%
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)*
AAA	19.06%
AA	41.95%
A	14.60%
BBB	24.39%
Total	100.00%

*Bond ratings are determined by independent, nationally recognized statistical rating organizations.

Delaware Investments
Colorado Municipal Income Fund, Inc.
Percentage
Sector	of Net Assets
Municipal Bonds	97.92%
Education Revenue Bonds	18.33%
Electric Revenue Bond	2.38%
Health Care Revenue Bonds	6.53%
Housing Revenue Bonds	2.86%
Lease Revenue Bonds	5.71%
Local General Obligation Bonds	8.81%
Pre-Refunded Bonds	32.97%
Special Tax Revenue Bonds	7.58%
State General Obligation Bond	3.37%
Water & Sewer Revenue Bonds	9.38%
Short-Term Investment	0.78%
Total Value of Securities	98.70%
Receivables and Other Assets Net of Liabilities	1.30%
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)*
AAA	32.23%
AA	43.36%
A	16.23%
BBB	2.28%
Not Rated	5.90%
Total	100.00%

*Bond ratings are determined by independent, nationally recognized statistical rating organizations.

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware Investments
Minnesota Municipal Income Fund II, Inc.
Percentage
Sector	of Net Assets
Municipal Bonds	97.42%
Corporate-Backed Revenue Bonds	5.17%
Education Revenue Bonds	4.51%
Electric Revenue Bonds	15.97%
Escrowed to Maturity Bonds	17.55%
Health Care Revenue Bonds	10.60%
Housing Revenue Bonds	8.51%
Lease Revenue Bonds	6.45%
Local General Obligation Bonds	8.42%
Pre-Refunded Bonds	7.56%
Special Tax Revenue Bonds	1.54%
State General Obligation Bonds	3.13%
Transportation Revenue Bonds	8.01%
Short-Term Investments	1.19%
Total Value of Securities	98.61%
Receivables and Other Assets Net of Liabilities	1.39%
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)*
AAA	28.52%
AA	31.21%
A	20.11%
BBB	14.55%
BB	2.51%
B	0.52%
Not Rated	2.58%
Total	100.00%

*Bond ratings are determined by independent, nationally recognized statistical rating organizations.

Delaware Investments
National Municipal Income Fund
Percentage
Sector	of Net Assets
Municipal Bonds	98.11%
Corporate-Backed Revenue Bonds	3.76%
Education Revenue Bonds	3.84%
Electric Revenue Bonds	3.60%
Health Care Revenue Bonds	17.43%
Housing Revenue Bonds	15.43%
Lease Revenue Bonds	6.10%
Local General Obligation Bonds	4.72%
Special Tax Revenue Bonds	17.95%
State General Obligation Bonds	8.02%
Transportation Revenue Bonds	9.24%
Water & Sewer Revenue Bonds	8.02%
Short Term Investments	1.38%
Total Value of Securities	99.49%
Receivables and Other Assets Net of Liabilities	0.51%
Total Net Assets	100.00%

State
(as a % of fixed income investments)
Arizona	2.20%
California	7.30%
Florida	64.86%
Georgia	0.60%
Iowa	1.76%
Idaho	0.88%
Massachusetts	1.67%
Maryland	1.42%
New York	9.17%
Pennsylvania	0.16%
Puerto Rico	5.07%
Texas	2.19%
Virginia	2.72%
Total	100.00%

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Sector/State allocations and credit quality breakdowns

Delaware Investments
National Municipal Income Fund (continued)

Credit Quality Breakdown
(as a % of fixed income investments)*
AAA	18.90%
AA	53.78%
A	18.15%
BBB	5.27%
BB	0.60%
Not Rated	3.30%
Total	100.00%

*Bond ratings are determined by independent, nationally recognized statistical rating organizations.

Statements of net assets

Delaware Investments Arizona Municipal Income Fund, Inc.

March 31, 2009

	Principal
	Amount	Value
Municipal Bonds – 92.66%
Education Revenue Bonds – 13.87%
Arizona Board of Regents System
Revenue (Arizona State University)
Series 8-A
5.00% 6/1/18	$200,000	$223,160
5.00% 6/1/19	375,000	412,373
Arizona Student Loan Acquisition
Authority Revenue Refunding
Series A-1 5.90% 5/1/24 (AMT)	1,500,000	1,457,654
Glendale Industrial Development
Authority Revenue Refunding
(Midwestern University)
5.00% 5/15/31	350,000	295,880
Northern Arizona University
Certificates of Participation
(Northern Arizona University
Research Project)
5.00% 9/1/30 (AMBAC)	1,000,000	909,400
Pima County Industrial Development
Authority Educational Revenue
Refunding (Tucson Country Day
School Project) 5.00% 6/1/37	500,000	298,175
South Campus Group Student
Housing Revenue (Arizona State
University - South Campus Project)
5.625% 9/1/35 (MBIA)	1,000,000	958,210
University of Puerto Rico System
Revenue Series Q 5.00% 6/1/36	1,000,000	707,250
		5,262,102
Electric Revenue Bonds – 7.41%
Salt River Project Agricultural
Improvement & Power District
Electric System Revenue
Series A
5.00% 1/1/16	500,000	560,670
5.00% 1/1/31	1,000,000	983,000
Series B 5.00% 1/1/25	1,250,000	1,269,538
		2,813,208
Health Care Revenue Bonds – 17.25%
Arizona Health Facilities Authority
Revenue (Banner Health)
Series D 5.50% 1/1/21	500,000	498,885
Glendale Industrial Development
Authority Hospital Refunding
Revenue (John C. Lincoln Health)
5.00% 12/1/42	1,500,000	1,002,975
Maricopa County Industrial
Development Authority
Health Facilities Revenue
(Catholic Healthcare West)
Series A 5.25% 7/1/32	400,000	328,240
Scottsdale Industrial Development
Authority Hospital Revenue
Refunding (Scottsdale Healthcare)
Series A 5.25% 9/1/30	500,000	417,400
Show Low Industrial Development
Authority Hospital Revenue
(Navapache Regional Medical
Center) Series A
5.50% 12/1/17 (ACA)	1,600,000	1,518,944
University Medical Center
Hospital Revenue
5.00% 7/1/33	1,000,000	740,640
5.00% 7/1/35	500,000	368,010
Yavapai County Industrial
Development Authority Revenue
(Yavapai Regional Medical Center)
Series A 5.25% 8/1/21 (RADIAN)	2,000,000	1,670,819
		6,545,913
Housing Revenue Bonds – 2.59%
Phoenix Industrial Development
Authority Single Family Mortgage
Statewide Revenue
Series A 5.35% 6/1/20 (GNMA)
(FNMA) (FHLMC) (AMT)	380,000	380,209
Series C 5.30% 4/1/20 (GNMA)
(FNMA) (FHLMC) (AMT)	370,000	375,043
Pima County Industrial Development
Authority Single Family Mortgage
Housing Revenue Series A-1
6.125% 11/1/33 (GNMA) (FNMA)
(FHLMC) (AMT)	40,000	40,029
Puerto Rico Housing Finance
Authority Sub-Cap Foundation
Modernization 5.50% 12/1/18	175,000	187,422
		982,703
Lease Revenue Bonds – 2.61%
Arizona Game & Fishing Department &
Commission Beneficial Interest
Certificates (AGF Administration
Building Project) 5.00% 7/1/26	640,000	602,547
Nogales Development Authority
Municipal Facilities Revenue
5.00% 6/1/30 (AMBAC)	500,000	388,105
		990,652
Local General Obligation Bonds – 5.67%
f Gila County Unified School District #10
(Payson School Improvement
Project of 2006) Series A
1.00% 7/1/27 (AMBAC)	500,000	466,740
Maricopa County School District #6
(Washington Elementary)
Refunding Series A
5.375% 7/1/13 (FSA)	1,500,000	1,685,040
		2,151,780
§Pre-Refunded Bonds – 16.59%
Arizona School Facilities Board
Revenue (State School Trust)
Series A 5.75% 7/1/18-14 (AMBAC)	500,000	592,575

(continues)     11

Statements of net assets

Delaware Investments Arizona Municipal Income Fund, Inc.

	Principal
	Amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds (continued)
Oro Valley Municipal Property Excise Tax
5.00% 7/1/20-11 (FGIC)	$1,000,000	$1,099,130
Puerto Rico Commonwealth Public
Improvement Revenue Series A
5.125% 7/1/31-11	250,000	273,443
Scottsdale Industrial Development
Authority Hospital Revenue
(Scottsdale Healthcare)
5.80% 12/1/31-11	1,000,000	1,122,170
Southern Arizona Capital Facilities
Finance (University of Arizona
Project) 5.00% 9/1/23-12 (MBIA)	1,150,000	1,293,992
University of Arizona Certificates
of Participation (University of
Arizona Project) Series B
5.125% 6/1/22-12 (AMBAC)	500,000	559,715
Virgin Islands Public Finance
Authority Revenue (Gross Receipts
Tax Loan Note) Series A
6.125% 10/1/29-10 (ACA)	1,250,000	1,356,174
		6,297,199
Special Tax Revenue Bonds – 14.34%
Flagstaff Aspen Place Sawmill
Improvement District 5.00% 1/1/32	385,000	351,763
Gilbert Public Facilities Municipal
Property 5.00% 7/1/25	500,000	493,395
Glendale Municipal Property Series A
5.00% 7/1/33 (AMBAC)	2,000,000	1,972,200
Marana Tangerine Farm Road
Improvement District Revenue
4.60% 1/1/26	963,000	677,480
Peoria Municipal Development
Authority Sales Tax & Excise
Shared Revenue (Senior Lien &
Sub Lien) 5.00% 1/1/18	1,085,000	1,209,298
Queen Creek Improvement District #1
5.00% 1/1/32	1,000,000	736,780
		5,440,916
Transportation Revenue Bonds – 5.43%
Arizona Transportation Board Grant
Anticipation Notes Series A
5.00% 7/1/14	250,000	280,955
Phoenix Civic Improvement
Airport Revenue Series B
5.25% 7/1/27 (FGIC) (AMT)	2,000,000	1,777,900
		2,058,855
Water & Sewer Revenue Bonds – 6.90%
Phoenix Civic Improvement
Wastewater Systems Revenue
Junior Lien 5.00% 7/1/19 (MBIA)	850,000	915,680
Refunding 5.00% 7/1/24 (FGIC)	1,000,000	1,006,470
Scottsdale Water & Sewer Revenue
Refunding 5.00% 7/1/19	600,000	695,136
		2,617,286
Total Municipal Bonds
(cost $37,663,707)		35,160,614

•Short-Term Investment – 1.06%
Variable Rate Demand Note – 1.06%
Arizona Health Facilities Authority
Revenue (Catholic West Health
Facilities) Series B 0.43% 7/1/35
(LOC – Bank of America N.A.)	400,000	400,000
Total Short-Term Investment
(cost $400,000)		400,000

Total Value of Securities – 93.72%
(cost $38,063,707)		35,560,614
Receivables and Other Assets
Net of Liabilities – 6.28%		2,383,566
Net Assets Applicable to 2,982,200
Shares Outstanding; Equivalent to
$12.72 Per Share – 100.00%		$37,944,180

Components of Net Assets at March 31, 2009:
Common stock, $0.01 par value, 200 million shares
authorized to the Fund		$40,651,205
Accumulated net realized loss on investments		(203,932)
Net unrealized depreciation of investments		(2,503,093)
Total net assets		$37,944,180

f	Step coupon bond. Coupon increases periodically based on a predetermined schedule. Stated rate in effect at March 31, 2009.

§	Pre-Refunded bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 9 in “Notes to financial statements.”

•	Variable rate security. The rate shown is the rate as of March 31, 2009.

Summary of Abbreviations:
ACA — Insured by the American Capital Access
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
FGIC — Insured by the Financial Guaranty Insurance Company
FHLMC — Federal Home Loan Mortgage Corporation Collateral
FNMA — Federal National Mortgage Association Collateral
FSA — Insured by Financial Security Assurance
GNMA — Government National Mortgage Association Collateral
LOC — Letter of Credit
MBIA — Insured by the Municipal Bond Insurance Association
RADIAN — Insured by Radian Asset Assurance

See accompanying notes

Delaware Investments Colorado Municipal Income Fund, Inc.

March 31, 2009

	Principal
	Amount	Value
Municipal Bonds – 97.92%
Education Revenue Bonds – 18.33%
Boulder County Development Revenue
Refunding (University Corporation
for Atmospheric Research)
5.00% 9/1/26 (MBIA)	$3,000,000	$2,992,950
Colorado Board of Governors
Revenue (University Enterprise
System) Series A 5.00% 3/1/39	700,000	690,347
Colorado Educational & Cultural
Facilities Authority Revenue
(Bromley Charter School Project)
Refunding 5.25% 9/15/32 (XLCA)	1,000,000	832,760
(Johnson & Wales University Project)
Series A 5.00% 4/1/28 (XLCA)	3,000,000	2,487,330
(Littleton Charter School Project)
Refunding 4.375% 1/15/36 (CIFG)	1,200,000	946,956
Student Housing (Campus Village
Apartments) Refunding
5.00% 6/1/23	1,065,000	981,046
Student Housing (University of
Northern Colorado) Series A
5.00% 7/1/31 (MBIA)	2,500,000	2,029,100
University of Colorado Enterprise
Systems Revenue Series A
5.375% 6/1/38	750,000	764,955
		11,725,444
Electric Revenue Bond – 2.38%
Platte River Power Authority Power
Revenue Series HH 5.00% 6/1/28	1,500,000	1,522,605
		1,522,605
Health Care Revenue Bonds – 6.53%
Colorado Health Facilities
Authority Revenue
(Catholic Health Initiatives)
Series D 6.125% 10/1/28	750,000	777,308
(Evangelical Lutheran)
5.25% 6/1/23	1,000,000	871,470
(Porter Place) Series A
6.00% 1/20/36 (GNMA)	2,515,000	2,524,355
		4,173,133
Housing Revenue Bonds – 2.86%
Colorado Housing & Finance
Authority (Single Family
Mortgage – Class I) Series A
5.50% 11/1/29 (FHA)	500,000	505,760
Puerto Rico Housing Finance
Authority Sub-Cap
Foundation Modernization
5.125% 12/1/27	1,000,000	1,003,330
5.50% 12/1/18	300,000	321,294
		1,830,384
Lease Revenue Bonds – 5.71%
Glendale Certificates Participation
5.00% 12/1/25 (XLCA)	1,500,000	1,401,645
• Puerto Rico Public Buildings Authority
Revenue Guaranteed Refunding
(Government Facilities) Series M-2
5.50% 7/1/35 (AMBAC)	700,000	638,225
Westminster Building Authority
Certificates of Participation
5.25% 12/1/22 (MBIA)	1,555,000	1,608,787
		3,648,657
Local General Obligation Bonds – 8.81%
Adams & Arapahoe Counties Joint
School District #28J (Aurora)
6.00% 12/1/28	600,000	654,636
Arapahoe County Water &
Wastewater Public Improvement
District Refunding Series A
5.125% 12/1/32 (MBIA)	635,000	596,456
Boulder Larimer & Weld Counties
Vrain Valley School District Re-1J
5.00% 12/15/33	750,000	751,658
Bowles Metropolitan District
Refunding 5.00% 12/1/33 (FSA)	2,000,000	1,971,959
Denver City & County School District #1
Series A 5.00% 12/1/29	240,000	240,552
Green Valley Ranch Metropolitan
District Refunding
5.75% 12/1/19 (AMBAC)	1,000,000	1,025,130
Sand Creek Metropolitan District
Refunding & Improvement
5.00% 12/1/31 (XLCA)	500,000	396,185
		5,636,576
§Pre-Refunded Bonds – 32.97%
Colorado Educational & Cultural
Facilities Authority
(University of Colorado
Foundation Project)
5.00% 7/1/27-12 (AMBAC)	4,000,000	4,468,720
(University of Denver Project)
Refunding & Improvement
5.50% 3/1/21-11 (AMBAC)	2,200,000	2,389,310
Series B 5.25% 3/1/35-16 (FGIC)	1,000,000	1,176,090
Denver Convention Center Hotel
Authority Revenue Series A
5.00% 12/1/33-13 (XLCA)	3,000,000	3,382,170
E-470 Public Highway Authority
Revenue Series A
5.75% 9/1/29-10 (MBIA)	3,000,000	3,258,510
5.75% 9/1/35-10 (MBIA)	1,700,000	1,846,489
Northwest Parkway Public Highway
Authority Series A
5.25% 6/15/41-11 (FSA)	4,150,000	4,565,623
		21,086,912

(continues)     13

Statements of net assets

Delaware Investments Colorado Municipal Income Fund, Inc.

	Principal
	Amount	Value
Municipal Bonds (continued)
Special Tax Revenue Bonds – 7.58%
Denver Convention Center Hotel
Authority Revenue Refunding
5.00% 12/1/35 (XLCA)	$1,575,000	$1,024,412
Regional Transportation District
Colorado Sales Tax Revenue
(Fastracks Project) Series A
4.375% 11/1/31 (AMBAC)	1,250,000	1,119,962
4.50% 11/1/36 (FSA)	3,000,000	2,702,160
		4,846,534
State General Obligation Bond – 3.37%
Puerto Rico Commonwealth
Refunding (Public Improvement)
Series A 5.50% 7/1/19 (MBIA)	2,250,000	2,152,125
		2,152,125
Water & Sewer Revenue Bonds – 9.38%
Colorado Water Resources & Power
Development Authority Small Water
Revenue Un-Refunded Balance
Series A 5.80% 11/1/20 (FGIC)	780,000	769,813
Colorado Water Resources & Power
Development Authority Water
Resources Revenue (Parker Water
& Sanitation District) Series D
5.125% 9/1/34 (MBIA)	1,500,000	1,298,370
5.25% 9/1/43 (MBIA)	2,000,000	1,718,860
Ute Water Conservancy District
Revenue 5.75% 6/15/20 (MBIA)	2,155,000	2,209,220
		5,996,263
Total Municipal Bonds
(cost $63,912,085)		62,618,633

•Short-Term Investment – 0.78%
Variable Rate Demand Note – 0.78%
Colorado Educational & Cultural
Facilities Authority Revenue
(National Jewish Foundation Bond)
Series A-5 0.50% 4/1/34
(LOC – Bank of America N.A.)	500,000	500,000
Total Short-Term Investment
(cost $500,000)		500,000

Total Value of Securities – 98.70%
(cost $64,412,085)		63,118,633
Receivables and Other Assets
Net of Liabilities – 1.30%		833,853
Net Assets Applicable to 4,837,100
Shares Outstanding; Equivalent to
$13.22 Per Share – 100.00%		$63,952,486

Components of Net Assets at March 31, 2009:
Common stock, $0.01 par value, 200 million shares
authorized to the Fund		$66,918,121
Accumulated net realized loss on investments		(1,672,183)
Net unrealized depreciation of investments		(1,293,452)
Total net assets		$63,952,486

§	Pre-Refunded bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 9 in “Notes to financial statements.”

•	Variable rate security. The rate shown is the rate as of March 31, 2009.

Summary of Abbreviations:
AMBAC — Insured by the AMBAC Assurance Corporation
CIFG — CDC IXIS Financial Guaranty
FGIC — Insured by the Financial Guaranty Insurance Company
FHA — Federal Housing Administration
FSA — Insured by Financial Security Assurance
GNMA — Government National Mortgage Association Collateral
LOC — Letter of Credit
MBIA — Insured by the Municipal Bond Insurance Association
XLCA — Insured by XL Capital Assurance

See accompanying notes

Delaware Investments Minnesota Municipal Income Fund II, Inc.

March 31, 2009

	Principal
	Amount	Value
Municipal Bonds – 97.42%
Corporate-Backed Revenue Bonds – 5.17%
Cloquet Pollution Control Revenue
Refunding (Potlatch Project)
5.90% 10/1/26	$5,500,000	$3,628,899
Laurentian Energy Authority I
Cogeneration Revenue Series A
5.00% 12/1/21	3,325,000	2,681,746
Minneapolis Community
Development Agency Supported
(Limited Tax Common Bond Fund)
Series A 6.75% 12/1/25 (AMT)	865,000	869,550
Sartell Environmental Improvement
Revenue Refunding
(International Paper) Series A
5.20% 6/1/27	1,000,000	631,260
		7,811,455
Education Revenue Bonds – 4.51%
Minnesota Higher Education
Facilities Authority Revenue
(Augsburg College) Series 6-J1
5.00% 5/1/28	1,500,000	1,278,495
(Carleton College) Series 6-T
5.00% 1/1/28	1,000,000	1,009,810
(College of St. Benedict) Series 5-W
5.00% 3/1/20	2,000,000	1,877,220
(St. Mary’s University) Series 5-U
4.80% 10/1/23	1,400,000	1,220,982
University of Minnesota Series A
5.25% 4/1/29	1,000,000	1,045,110
University of the Virgin Islands
Improvement Series A
5.375% 6/1/34	500,000	389,560
		6,821,177
Electric Revenue Bonds – 15.97%
Chaska Electric Revenue Refunding
(Generating Facilities) Series A
5.25% 10/1/25	250,000	250,410
Minnesota Municipal Power Agency
Electric Revenue Series A
5.00% 10/1/34	1,900,000	1,813,132
5.25% 10/1/19	1,610,000	1,663,275
Northern Municipal Power Agency
Electric Revenue Series A
5.00% 1/1/14 (ASSURED GTY)	1,000,000	1,068,680
5.00% 1/1/16 (ASSURED GTY)	1,500,000	1,598,835
Southern Minnesota Municipal Power
Agency Power Supply System
Series A 5.25% 1/1/14 (AMBAC)	12,000,000	12,943,680
Western Minnesota Municipal Power
Agency Power Supply Revenue
Series A 5.00% 1/1/30 (MBIA)	5,000,000	4,800,000
		24,138,012
Escrowed to Maturity Bonds – 17.55%
Dakota-Washington Counties
Housing & Redevelopment
Authority Revenue
(Bloomington Single Family
Residential Mortgage)
8.375% 9/1/21 (GNMA)
(FHA) (VA) (AMT)	7,055,000	9,887,793
Southern Minnesota Municipal
Power Agency Power Supply
System Revenue Refunding
Series B 5.50% 1/1/15 (AMBAC)	390,000	413,225
St. Paul Housing & Redevelopment
Authority Sales Tax
(Civic Center Project)
5.55% 11/1/23	2,300,000	2,394,645
5.55% 11/1/23 (MBIA)	4,200,000	4,372,830
University of Minnesota Hospital &
Clinics 6.75% 12/1/16	2,580,000	3,201,341
University of Minnesota Series A
5.50% 7/1/21	4,000,000	4,473,360
Western Minnesota Municipal Power
Agency Power Supply Revenue
Series A 6.625% 1/1/16	1,535,000	1,792,420
		26,535,614
Health Care Revenue Bonds – 10.60%
Bemidji Health Care Facilities First
Mortgage Revenue (North
Country Health Services)
5.00% 9/1/24 (RADIAN)	1,500,000	1,358,820
Glencoe Health Care Facilities
Revenue (Glencoe Regional
Health Services Project)
5.00% 4/1/25	2,000,000	1,570,740
Maple Grove Health Care Facilities
Revenue (Maple Grove Hospital)
5.25% 5/1/37	1,000,000	884,550
Minneapolis Health Care
System Revenue (Fairview
Health Services)
Series A 6.625% 11/15/28	600,000	621,072
Series B 6.50% 11/15/38
(ASSURED GTY)	295,000	314,972
Series D 5.00% 11/15/34
(AMBAC)	2,000,000	1,676,920
Minnesota Agricultural & Economic
Development Board Revenue
Un-Refunded Balance (Fairview
Health Care System) Series A
5.75% 11/15/26 (MBIA)	100,000	90,060
6.375% 11/15/29	195,000	194,760
Shakopee Health Care Facilities
Revenue (St. Francis Regional
Medical Center) 5.25% 9/1/34	1,560,000	1,244,755

(continues)     15

Statements of net assets

Delaware Investments Minnesota Municipal Income Fund II, Inc.

	Principal
	Amount	Value
Municipal Bonds (continued)
Health Care Revenue Bonds (continued)
St. Louis Park Health Care
Facilities Revenue Refunding
(Park Nicollet Health Services)
Series C 5.50% 7/1/23	$1,000,000	$996,490
St. Paul Housing & Redevelopment
Authority Health Care Facilities
Revenue
(Allina Health System)
Series A 5.00% 11/15/18 (MBIA)	1,380,000	1,384,720
(Health Partners Obligation
Group Project) 5.25% 5/15/36	2,000,000	1,513,780
(Regions Hospital Project)
5.30% 5/15/28	1,000,000	815,060
St. Paul Housing & Redevelopment
Authority Revenue (Franciscan
Elderly Health Project)
5.40% 11/20/42 (GNMA) (FHA)	2,700,000	2,507,057
Winona Health Care Facilities
Revenue Refunding (Winona
Health Obligation Group)
5.00% 7/1/23	1,010,000	846,047
		16,019,803
Housing Revenue Bonds – 8.51%
Chanhassen Multifamily Housing
Revenue Refunding (Heritage
Park Apartments Project)
6.20% 7/1/30 (FHA) (AMT)
(HUD Section 8)	1,105,000	1,105,199
Dakota County Housing &
Redevelopment Authority
Single Family Mortgage
Revenue 5.85% 10/1/30
(GNMA) (FNMA) (AMT)	11,000	11,006
@ Harmony Multifamily Housing
Revenue Refunding (Zedakah
Foundation Project) Series A
5.95% 9/1/20 (HUD Section 8)	1,000,000	774,930
Minneapolis Multifamily
Housing Revenue
•(Gaar Scott Loft Project)
5.95% 5/1/30 (AMT)
(LOC - U.S. Bank N.A.)	920,000	936,818
(Olson Townhomes Project)
6.00% 12/1/19 (AMT)	800,000	800,608
(Seward Towers Project)
Series A 5.00% 5/20/36 (GNMA)	2,000,000	1,849,160
(Sumner Housing Project)
Series A 5.15% 2/20/45
(GNMA) (AMT)	2,000,000	1,779,880
Minnesota Housing Finance
Agency Revenue
(Rental Housing)
Series A 5.00% 2/1/35 (AMT)	1,000,000	880,140
Series D 5.95% 2/1/18 (MBIA)	130,000	130,478
Minnesota Housing Finance
Agency Revenue
(Residential Housing)
Series B-1 5.35% 1/1/33 (AMT)	1,675,000	1,557,934
•Series D 4.75% 7/1/32 (AMT)	1,000,000	896,740
Series I 5.15% 7/1/38 (AMT)	745,000	669,420
(Single Family Mortgage)
Series J 5.90% 7/1/28 (AMT)	770,000	770,978
Washington County Housing &
Redevelopment Authority
Revenue Refunding (Woodland
Park Apartments Project)
4.70% 10/1/32	750,000	701,400
		12,864,691
Lease Revenue Bonds – 6.45%
Andover Economic Development
Authority Public Facilities Lease
Revenue Refunding (Andover
Community Center)
5.125% 2/1/24	205,000	224,032
5.20% 2/1/29	410,000	450,401
Puerto Rico Public Buildings
Authority Revenue Guaranteed
Un-Refunded Balance
(Government Facilities Bond)
Series D 5.25% 7/1/27	530,000	427,254
St. Paul Port Authority
Lease Revenue
(Cedar Street Office
Building Project)
5.00% 12/1/22	2,385,000	2,447,034
5.25% 12/1/27	2,800,000	2,844,521
(Robert Street Office Building
Project) Series 3-11
5.00% 12/1/27	2,000,000	2,018,920
Virginia Housing & Redevelopment
Authority Health Care Facility
Lease Revenue
5.25% 10/1/25	680,000	569,602
5.375% 10/1/30	965,000	768,970
		9,750,734
Local General Obligation Bonds – 8.42%
Dakota County Community
Development Agency
Governmental Housing
Refunding (Senior Housing
Facilities) Series A
5.00% 1/1/23	1,100,000	1,139,358
Hennepin County Series B
5.00% 12/1/18	2,300,000	2,374,060
Minneapolis Special School District #1
5.00% 2/1/19 (FSA)	1,175,000	1,244,537
Morris Independent School
District #769 5.00% 2/1/28 (MBIA)	3,750,000	4,071,937

	Principal
	Amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Washington County Housing &
Redevelopment Authority
Refunding Series B
5.50% 2/1/22 (MBIA)	$1,705,000	$1,745,903
5.50% 2/1/32 (MBIA)	2,140,000	2,147,597
		12,723,392
§Pre-Refunded Bonds – 7.56%
Andover Economic Development
Authority Public Facilities
Lease Revenue (Andover
Community Center)
5.125% 2/1/24-14	295,000	322,388
5.20% 2/1/29-14	590,000	648,139
Minneapolis Community Development
Agency Supported (Limited Tax
Common Bond Fund)
Series G-1 5.70% 12/1/19-11	1,100,000	1,205,908
Series G-3 5.45% 12/1/31-11	1,000,000	1,108,150
Puerto Rico Commonwealth
Highway & Transportation
Authority Revenue Series D
5.25% 7/1/38-12	1,000,000	1,110,580
Puerto Rico Public Buildings
Authority Revenue Guaranteed
(Government Facilities Bond)
Series D 5.25% 7/1/27-12	1,470,000	1,622,733
Southern Minnesota Municipal
Power Agency Power Supply
System Revenue Series A
5.75% 1/1/18-13	3,715,000	3,973,229
St. Louis Park Health Care
Facilities Revenue (Park Nicollet
Health Services) Series B
5.25% 7/1/30-14	1,250,000	1,443,713
		11,434,840
Special Tax Revenue Bonds – 1.54%
Minneapolis Community
Development Agency
Supported Common Bond Fund
Series 5 5.70% 12/1/27	375,000	375,116
Minneapolis Development Revenue
(Limited Tax Supported
Common Bond Fund) Series 1
5.50% 12/1/24 (AMT)	1,000,000	981,300
Puerto Rico Commonwealth
Infrastructure Financing Authority
Special Tax Revenue Series B
5.00% 7/1/46	800,000	561,512
Virgin Islands Public Finance
Authority Revenue (Senior Lien
Matching Fund Loan Notes)
Series A 5.25% 10/1/23	500,000	417,090
		2,335,018
State General Obligation Bonds – 3.13%
Puerto Rico Commonwealth Public
Improvement Refunding Series A
5.00% 7/1/16 (ASSURED GTY)	750,000	754,928
5.25% 7/1/15	1,100,000	1,047,244
5.50% 7/1/17	1,100,000	1,027,488
5.50% 7/1/19 (MBIA)	1,000,000	956,500
Puerto Rico Government
Development Bank Senior
Notes Series B 5.00% 12/1/14	1,000,000	947,140
		4,733,300
Transportation Revenue Bonds – 8.01%
Minneapolis-St. Paul Metropolitan
Airports Commission Revenue
Series A
5.00% 1/1/22 (MBIA)	3,000,000	3,042,750
5.00% 1/1/28 (MBIA)	2,120,000	2,062,018
5.25% 1/1/16 (MBIA)	1,000,000	1,056,620
Series B
5.00% 1/1/35 (AMBAC)	2,000,000	1,883,960
5.25% 1/1/24 (FGIC) (AMT)	1,000,000	945,880
St. Paul Housing & Redevelopment
Authority Parking Revenue
(Block 19 Ramp Project)
Series A 5.35% 8/1/29 (FSA)	3,350,000	3,118,180
		12,109,408
Total Municipal Bonds
(cost $151,336,103)		147,277,444

•Short-Term Investments – 1.19%
Variable Rate Demand Notes – 1.19%
Minneapolis Health Care
System Revenue (Fairview
Health Services)
Series E 0.25% 11/15/47
(LOC – Wells Fargo Bank N.A.)	300,000	300,000
University of Minnesota
Series C 0.30% 12/1/36
(SPA – JP Morgan Chase Bank)	1,500,000	1,500,000
Total Short-Term Investments
(cost $1,800,000)		1,800,000

Total Value of Securities – 98.61%
(cost $153,136,103)		149,077,444
Receivables and Other Assets
Net of Liabilities – 1.39%		2,106,121
Net Assets Applicable to 11,504,975
Shares Outstanding; Equivalent to
$13.14 Per Share – 100.00%		$151,183,565

(continues)     17

Statements of net assets

Delaware Investments Minnesota Municipal Income Fund II, Inc.

Components of Net Assets at March 31, 2009:
Common stock, $0.01 par value, 200 million shares
authorized to the Fund	$157,939,491
Accumulated net realized loss on investments	(2,697,267)
Net unrealized depreciation of investments	(4,058,659)
Total net assets	$151,183,565

§	Pre-Refunded bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 9 in “Notes to financial statements.”

•	Variable rate security. The rate shown is the rate as of March 31, 2009.

@	Illiquid security. At March 31, 2009, the aggregate amount of illiquid securities was $774,930, which represented 0.51% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

Summary of Abbreviations:
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
ASSURED GTY — Insured by the Assured Guaranty Corporation
FGIC — Insured by the Financial Guaranty Insurance Company
FHA — Federal Housing Authority
FNMA — Federal National Mortgage Association Collateral
FSA — Insured by Financial Security Assurance
GNMA – Government National Mortgage Association Collateral
HUD — Housing and Urban Development
LOC — Letter of Credit
MBIA — Insured by the Municipal Bond Insurance Association
RADIAN — Insured by Radian Asset Assurance
SPA — Stand-by Purchase Agreement
VA — Insured by the Veterans Administration

See accompanying notes

Delaware Investments National Municipal Income Fund

March 31, 2009

	Principal
	Amount	Value
Municipal Bonds – 98.11%
Corporate-Backed Revenue Bonds – 3.76%
• Brazos, Texas Harbor Industrial
Development Environmental
Facilities Revenue (Dow Chemical
Project) 5.90% 5/1/38 (AMT)	$125,000	$84,133
• Chesapeake, Virginia Economic
Development Authority Pollution
Control Revenue (Virginia Electric
& Power Project) Series A
3.60% 2/1/32	500,000	497,610
Iowa Finance Authority Pollution
Control Facilities Revenue
Refunding (Interstate Power)
5.00% 7/1/14 (FGIC)	500,000	507,800
		1,089,543
Education Revenue Bonds – 3.84%
California Educational Facilities
Authority Revenue (University
of Southern California) Series A
5.00% 10/1/39	250,000	246,915
California Statewide Communities
Development Authority Student
Housing Revenue (Irvine, LLC - UCI
East Campus) 6.00% 5/15/23	470,000	417,797
Marietta, Georgia Development
Authority Revenue Refunding
(Life University Income Project)
7.00% 6/15/39	230,000	168,314
Maryland State Economic
Development Student Housing
Revenue (University of Maryland
College Park Projects)
5.75% 6/1/33	370,000	280,094
		1,113,120
Electric Revenue Bonds – 3.60%
JEA Florida Electric Systems Revenue
Series 3-A 5.00% 10/1/34 (FSA)	1,000,000	965,360
Long Island, New York Power
Authority Electric System
Revenue Series A 5.75% 4/1/39	75,000	76,042
		1,041,402
Health Care Revenue Bonds – 17.43%
Albany, New York Industrial
Development Agency Civic
Facility Revenue (St. Peter’s
Hospital of Albany Project)
Series A 5.25% 11/15/32	500,000	373,430
Arizona Health Facilities Authority
Revenue (Banner Health)
Series A 5.00% 1/1/17	310,000	311,460
Escambia County, Florida Health
Facilities Authority (VHA Program)
5.95% 7/1/20 (AMBAC)	330,000	336,940
Lee Memorial Health System Board
of Directors Florida Revenue
Refunding Series A
5.00% 4/1/20 (FSA)	1,000,000	1,006,780
• Maryland State Health & Higher
Education Facilities Authority
Revenue (John Hopkins Health
Systems) 5.00% 5/15/48	115,000	122,444
Massachusetts State Health &
Education Facilities Authority
Revenue (Caregroup) Refunding
Series E-2 5.375% 7/1/19	500,000	478,310
Orange County, Florida Health
Facilities Authority Revenue
(Orlando Regional Healthcare)
Series A 6.25% 10/1/18 (MBIA)	2,000,000	2,098,519
Scottsdale, Arizona Industrial
Development Authority Hospital
Revenue Refunding (Scottsdale
Healthcare) Series A 5.00% 9/1/23	360,000	319,356
		5,047,239
Housing Revenue Bonds – 15.43%
California Housing Finance Agency
Revenue (Home Mortgage)
Series M 5.95% 8/1/25 (AMT)	250,000	232,933
Florida Housing Finance Agency
(Homeowner Mortgage)
Series 2 5.90% 7/1/29
(MBIA) (AMT)	310,000	309,950
(Leigh Meadows Apartments)
Series N 6.30% 9/1/36 (AMBAC)
(AMT) (HUD Section 8)	2,510,000	2,509,674
Volusia County, Florida Multifamily
Housing Finance Authority
(San Marco Apartments)
Series A 5.60% 1/1/44
(FSA) (AMT)	1,500,000	1,416,825
		4,469,382
Lease Revenue Bonds – 6.10%
Florida State Municipal Loan
Council Revenue Series A
5.00% 2/1/35 (MBIA)	665,000	589,303
Orange County, Florida School Board
Certificates of Participation
Series A 5.00% 8/1/27 (MBIA)	1,250,000	1,178,300
		1,767,603
Local General Obligation Bonds – 4.72%
Desert, California Community
College District Election 2004
Series C 5.00% 8/1/37 (FSA)	295,000	277,955
Idaho Bond Bank Authority Revenue
Series A 5.00% 9/15/28	250,000	252,535

(continues)     19

Statements of net assets

Delaware Investments National Municipal Income Fund

		Principal
		Amount	Value
	Municipal Bonds (continued)
	Local General Obligation Bonds (continued)
	Los Angeles, California Unified
	School District Election of 2005
	Series F 5.00% 1/1/34	$610,000	$576,053
	New York City, New York
	Fiscal 2009 Sub-Series A-1
	5.25% 8/15/21	250,000	260,140
			1,366,683
	Special Tax Revenue Bonds – 17.95%
	Jacksonville, Florida Sales Tax
	Revenue (Better Jacksonville)
	5.00% 10/1/30 (MBIA)	1,300,000	1,258,413
	Jacksonville, Florida Transportation
	Revenue Refunding
	5.25% 10/1/29 (MBIA)	1,000,000	1,001,160
Ω	Miami-Dade County, Florida Special
	Obligation (Capital Appreciation
	& Income) Series B
	5.00% 10/1/35 (MBIA)	2,000,000	1,693,939
	New York State Dormitory Authority
	(State Personal Income Tax
	Revenue - Education) Series A
	5.00% 3/15/38	570,000	553,852
	New York State Toll Way Authority
	(State Personal Income Tax
	Revenue - Transportation) Series A
	5.00% 3/15/22	425,000	448,243
	New York State Urban Development
	Corporation Revenue (State
	Personal Income Tax) Series B-1
	5.00% 3/15/36	250,000	244,918
			5,200,525
	State General Obligation Bonds – 8.02%
	California State (Various Purposes)
	6.00% 4/1/38	295,000	295,218
	New York State Refunding
	Series A 5.00% 2/15/39	300,000	297,681
	Puerto Rico Commonwealth Refunding
	(Public Improvement) Series A
	5.00% 7/1/16 (ASSURED GTY)	250,000	251,643
	5.50% 7/1/19 (MBIA)	1,250,000	1,195,625
	Virginia State Commonwealth
	Refunding Series B 5.00% 6/1/20	250,000	282,590
			2,322,757
	Transportation Revenue Bonds – 9.24%
	Florida Ports Financing
	Commission Revenue
	(State Transportation Trust Fund)
	5.375% 6/1/27 (MBIA) (AMT)	1,000,000	902,660
	Miami-Dade County, Florida
	Aviation Revenue (Miami
	International Airport Hub) Series B
	5.00% 10/1/37 (FGIC)	1,000,000	860,610
	North Texas Tollway Authority
	Revenue (First Tier System)
	Refunding
	Series A 6.00% 1/1/19	500,000	538,345
•	Triborough, New York Bridge &
	Tunnel Authority Revenue
	Series B-3 5.00% 11/15/38	350,000	375,071
			2,676,686
	Water & Sewer Revenue Bonds – 8.02%
	Florida Water Pollution Control
	Financing Corporation Revenue
	Series A 5.00% 1/15/25	235,000	240,095
	Riviera Beach, Florida Utility Special
	District Water & Sewer Revenue
	5.00% 10/1/34 (FGIC)	1,200,000	926,976
	Village Center Community
	Development District, Florida
	Utility Revenue
	5.00% 10/1/36 (MBIA)	235,000	198,002
	Winter Haven, Florida Utilities
	Systems Revenue
	5.00% 10/1/30 (MBIA)	1,000,000	959,299
			2,324,372
	Total Municipal Bonds
	(cost $30,351,444)		28,419,312

	•Short-Term Investments – 1.38%
	Variable Rate Demand Notes – 1.38%
	Allegheny County, Pennsylvania
	Industrial Development Authority
	Revenue (United Jewish Federation)
	Series B 0.49% 10/1/25
	(LOC – PNC Bank N.A.)	200,000	200,000
	California Statewide Communities
	Development Authority
	Multifamily Revenue Refunding
	(Housing IAC Project)
	Series W-2 1.50% 9/15/29 (AMT)
	(LOC – Wells Fargo Bank N.A.)	200,000	200,000
	Total Short-Term Investments
	(cost $400,000)		400,000

	Total Value of Securities – 99.49%
	(cost $30,751,444)		28,819,312
	Receivables and Other Assets
	Net of Liabilities – 0.51%		147,330
	Net Assets Applicable to 2,422,200
	Shares Outstanding; Equivalent
	to $11.96 Per Share – 100.00%		$28,966,642

Components of Net Assets at March 31, 2009:
Common stock, $0.01 par value, unlimited shares
authorized to the Fund	$33,208,317
Accumulated net realized loss on investments	(2,309,543)
Net unrealized depreciation of investments	(1,932,132)
Total net assets	$28,966,642

Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

•	Variable rate security. The rate shown is the rate as of March 31, 2009.

Summary of Abbreviations:
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
ASSURED GTY — Insured by the Assured Guaranty Corporation
FGIC — Insured by the Financial Guaranty Insurance Company
FSA — Insured by Financial Security Assurance
HUD — Housing and Urban Development
LOC — Letter of Credit
MBIA — Insured by the Municipal Bond Insurance Association
VHA — Veterans Health Administration

See accompanying notes

(continues)     21

Statements of assets and liabilities

Delaware Investments Closed-End Municipal Bond Funds

March 31, 2009

	Delaware	Delaware	Delaware	Delaware
	Investments	Investments	Investments	Investments
	Arizona	Colorado	Minnesota	National
	Municipal	Municipal	Municipal	Municipal
	Income	Income	Income	Income
	Fund, Inc.	Fund, Inc.	Fund II, Inc.	Fund
Assets:
Investments, at value	$35,560,614	$63,118,633	$149,077,444	$28,819,312
Cash	1,925,856	779,338	12,028	21,886
Receivables for securities sold	—	326,489	—	114,255
Interest receivable	504,255	810,267	2,259,073	452,582
Total assets	37,990,725	65,034,727	151,348,545	29,408,035

Liabilities:
Payables for securities purchased	—	989,870	—	404,521
Due to manager and affiliates	14,058	23,382	55,158	10,764
Other accrued expenses	32,487	68,989	109,822	26,108
Total liabilities	46,545	1,082,241	164,980	441,393

Total Net Assets	$37,944,180	$63,952,486	$151,183,565	$28,966,642

Investments, at cost	$38,063,707	$64,412,085	$153,136,103	$30,751,444

See accompanying notes

Statements of operations

Delaware Investments Closed-End Municipal Bond Funds

Year Ended March 31, 2009

	Delaware	Delaware	Delaware	Delaware
	Investments	Investments	Investments	Investments
	Arizona	Colorado	Minnesota	National
	Municipal	Municipal	Municipal	Municipal
	Income	Income	Income	Income
	Fund, Inc.	Fund, Inc.	Fund II, Inc.	Fund
Investment Income:
Interest	$2,485,830	$4,250,593	$10,452,985	$2,025,519

Expenses:
Management fees	211,194	350,520	832,314	164,556
Remarketing agent fees	36,458	59,167	153,958	29,583
Interest and related expenses	—	—	152,154	—
Legal fees	24,340	43,237	63,485	31,024
Dividend disbursing and transfer agent fees and expenses	23,596	33,859	81,291	31,786
Accounting and administration expenses	21,093	35,008	83,133	16,436
Reports and statements to shareholders	17,932	24,882	52,343	14,353
Audit and tax	13,076	14,493	19,352	12,670
Rating agency fees	10,850	7,200	25,750	10,847
Taxes (other than taxes on income)	6,000	8,800	14,000	—
Pricing fees	5,304	5,944	11,317	2,697
Stock exchange fees	2,743	4,449	10,989	2,228
Directors’/Trustees’ fees	2,574	4,322	10,201	1,982
Dues and services	1,115	1,984	3,753	862
Insurance fees	851	1,549	4,127	624
Custodian fees	669	1,094	3,251	711
Registration fees	643	643	643	643
Consulting fees	444	740	1,759	345
Directors’/Trustees’ expenses	187	315	744	144
	379,069	598,206	1,524,564	321,491
Less expense paid indirectly	(636)	(979)	(2,145)	(639)
Total operating expenses	378,433	597,227	1,522,419	320,852
Net Investment Income	2,107,397	3,653,366	8,930,566	1,704,667

Net Realized and Unrealized Loss on Investments:
Net realized loss on investments	(198,104)	(1,425,714)	(3,108,067)	(2,108,853)
Net change in unrealized appreciation/depreciation of investments	(3,039,177)	(3,237,138)	(8,600,912)	(1,210,078)
Net Realized and Unrealized Loss on Investments	(3,237,281)	(4,662,852)	(11,708,979)	(3,318,931)

Dividends on Preferred Stock	(520,055)	(835,572)	(2,008,388)	(416,044)
Net Decrease in Net Assets Resulting from Operations	$(1,649,939)	$(1,845,058)	$(4,786,801)	$(2,030,308)

See accompanying notes

Statements of changes in net assets

Delaware Investments Closed-End Municipal Bond Funds

	Delaware Investments		Delaware Investments
	Arizona Municipal		Colorado Municipal
	Income Fund, Inc.		Income Fund, Inc.

	Year Ended		Year Ended
	3/31/09	3/31/08	3/31/09	3/31/08
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,107,397	$2,702,193	$3,653,366	$4,531,590
Net realized gain (loss) on investments	(198,104)	(28,897)	(1,425,714)	258,749
Net change in unrealized appreciation/depreciation of investments	(3,039,177)	(2,303,717)	(3,237,138)	(3,201,151)
Dividends on preferred stock	(520,055)	(999,630)	(835,572)	(1,516,756)
Net increase (decrease) in net assets resulting from operations	(1,649,939)	(630,051)	(1,845,058)	72,432

Dividends and Distributions to Common Shareholders from:
Net investment income	(1,699,854)	(1,819,142)	(3,175,556)	(3,482,712)
Net realized gain on investments	—	(172,967)	—	(672,357)
	(1,699,854)	(1,992,109)	(3,175,556)	(4,155,069)
Net Decrease in Net Assets	(3,349,793)	(2,622,160)	(5,020,614)	(4,082,637)

Net Assets:
Beginning of year	41,293,973	43,916,133	68,973,100	73,055,737
End of year	$37,944,180	$41,293,973	$63,952,486	$68,973,100

Undistributed (Distributions in excess of) net investment income	$—	$(15,481)	$—	$37,773

	Delaware Investments		Delaware Investments
	Minnesota Municipal		National Municipal
	Income Fund II, Inc.		Income Fund

	Year Ended		Year Ended
	3/31/09	3/31/08	3/31/09	3/31/08
Increase (Decrease) in Net Assets from Operations:
Net investment income	$8,930,566	$11,067,616	$1,704,667	$2,225,929
Net realized gain (loss) on investments	(3,108,067)	95,113	(2,108,853)	(200,690)
Net change in unrealized appreciation/depreciation of investments	(8,600,912)	(7,753,436)	(1,210,078)	(2,402,718)
Dividends on preferred stock	(2,008,388)	(3,654,473)	(416,044)	(789,957)
Net decrease in net assets resulting from operations	(4,786,801)	(245,180)	(2,030,308)	(1,167,436)

Dividends and Distributions to Common Shareholders from:
Net investment income	(7,334,488)	(7,593,284)	(1,368,543)	(1,616,819)
Net realized gain on investments	—	—	—	(106,577)
	(7,334,488)	(7,593,284)	(1,368,543)	(1,723,396)
Net Decrease in Net Assets	(12,121,289)	(7,838,464)	(3,398,851)	(2,890,832)

Net Assets:
Beginning of year	163,304,854	171,143,318	32,365,493	35,256,325
End of year	$151,183,565	$163,304,854	$28,966,642	$32,365,493

Distributions in excess of net investment income	$—	$(58,932)	$—	$(12,384)

See accompanying notes

Financial highlights

Delaware Investments Arizona Municipal Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/09	3/31/08	3/31/07	3/31/06	3/31/05
Net asset value, beginning of period	$13.850	$14.730	$14.730	$15.070	$15.570

Income (loss) from investment operations:
Net investment income	0.707	0.906	0.932	0.951	0.956
Net realized and unrealized gain (loss) on investments	(1.093)	(0.783)	0.160	(0.177)	(0.332)
Dividends on preferred stock from:
Net investment income	(0.174)	(0.312)	(0.297)	(0.232)	(0.118)
Net realized gain on investments	—	(0.023)	(0.013)	(0.002)	(0.003)
Total dividends on preferred stock	(0.174)	(0.335)	(0.310)	(0.234)	(0.121)
Total from investment operations	(0.560)	(0.212)	0.782	0.540	0.503

Less dividends and distributions to common shareholders from:
Net investment income	(0.570)	(0.610)	(0.750)	(0.860)	(0.960)
Net realized gain on investments	—	(0.058)	(0.032)	(0.020)	(0.043)
Total dividends and distributions	(0.570)	(0.668)	(0.782)	(0.880)	(1.003)

Net asset value, end of period	$12.720	$13.850	$14.730	$14.730	$15.070

Market value, end of period	$9.900	$12.390	$14.790	$15.980	$15.390

Total investment return based on:[1]
Market value	(15.86% )	(11.86% )	(2.58% )	9.74%	(0.78% )
Net asset value	(3.29% )	(1.08% )	5.26%	3.31%	3.34%

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$37,944	$41,294	$43,916	$43,923	$44,936
Ratio of expenses to average net assets applicable to common shares[2]	0.96%	1.07%	1.05%	1.03%	1.18%
Ratio of net investment income to average net assets
applicable to common shares[2]	5.37%	6.34%	6.34%	6.28%	6.34%
Ratio of net investment income to average net assets
applicable to common shares net of dividends to preferred shares[3]	4.05%	3.99%	4.23%	4.72%	5.54%
Portfolio turnover	4%	18%	17%	2%	8%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)[4]	$—	$25,000	$25,000	$25,000	$25,000
Net asset coverage per share of preferred shares, end of period[4]	$—	$132,588	$137,832	$137,847	$139,872
Liquidation value per share of preferred shares[4,5]	$—	$50,000	$50,000	$50,000	$50,000

[1] Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[2] Ratios do not reflect the effect of dividend payments to preferred shareholders.
[3] Ratio reflects total net investment income less dividends paid to preferred shareholders divided by average net assets applicable to common shareholders.
4 In 2008, the Fund redeemed all of its preferred shares at par plus accumulated dividends amounting to $25,024,395. See Note 7 in “Notes to financial statements.”
[5] Excluding any accumulated but unpaid dividends.

See accompanying notes

(continues)     25

Financial highlights

Delaware Investments Colorado Municipal Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/09	3/31/08	3/31/07	3/31/06	3/31/05
Net asset value, beginning of period	$14.260	$15.100	$15.260	$15.580	$16.110

Income (loss) from investment operations:
Net investment income	0.755	0.937	0.985	1.018	1.019
Net realized and unrealized gain (loss) on investments	(0.965)	(0.604)	0.069	(0.129)	(0.432)
Dividends on preferred stock from:
Net investment income	(0.173)	(0.264)	(0.274)	(0.213)	(0.124)
Net realized gain on investments	—	(0.050)	(0.019)	(0.006)	(0.003)
Total dividends on preferred stock	(0.173)	(0.314)	(0.293)	(0.219)	(0.127)
Total from investment operations	(0.383)	0.019	0.761	0.670	0.460

Less dividends and distributions to common shareholders from:
Net investment income	(0.657)	(0.720)	(0.850)	(0.960)	(0.960)
Net realized gain on investments	—	(0.139)	(0.071)	(0.030)	(0.030)
Total dividends and distributions	(0.657)	(0.859)	(0.921)	(0.990)	(0.990)

Net asset value, end of period	$13.220	$14.260	$15.100	$15.260	$15.580

Market value, end of period	$11.240	$15.060	$15.940	$18.650	$17.180

Total investment return based on:[1]
Market value	(21.63% )	(0.14% )	(9.86% )	14.64%	7.42%
Net asset value	(2.66% )	(0.19% )	4.35%	3.44%	2.56%

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$63,952	$68,973	$73,056	$73,833	$75,364
Ratio of expenses to average net assets applicable to common shares[2]	0.91%	1.03%	1.01%	0.95%	1.03%
Ratio of net investment income to average net assets
applicable to common shares[2]	5.55%	6.37%	6.49%	6.51%	6.51%
Ratio of net investment income to average net assets
applicable to common shares net of dividends to preferred shares[3]	4.28%	4.23%	4.56%	5.11%	5.69%
Portfolio turnover	16%	16%	11%	12%	5%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)[4]	$—	$40,000	$40,000	$40,000	$40,000
Net asset coverage per share of preferred shares, end of period[4]	$—	$136,216	$141,320	$142,291	$144,205
Liquidation value per share of preferred shares[4,5]	$—	$50,000	$50,000	$50,000	$50,000

[1] Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[2] Ratios do not reflect the effect of dividend payments to preferred shareholders.
[3] Ratio reflects total net investment income less dividends paid to preferred shareholders divided by average net assets applicable to common shareholders.
[4] In 2008, the Fund redeemed all of its preferred shares at par plus accumulated dividends amounting to $40,042,778. See Note 7 in “Notes to financial statements.”
[5] Excluding any accumulated but unpaid dividends.

See accompanying notes

Delaware Investments Minnesota Municipal Income Fund II, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/09	3/31/08	3/31/07	3/31/06	3/31/05
Net asset value, beginning of period	$14.190	$14.880	$14.730	$14.890	$15.280

Income (loss) from investment operations:
Net investment income	0.776	0.962	0.963	0.971	1.025
Net realized and unrealized gain (loss) on investments	(1.013)	(0.674)	0.225	0.012	(0.237)
Dividends on preferred stock from:
Net investment income	(0.175)	(0.318)	(0.298)	(0.243)	(0.128)
Total dividends on preferred stock	(0.175)	(0.318)	(0.298)	(0.243)	(0.128)
Total from investment operations	(0.412)	(0.030)	0.890	0.740	0.660

Less dividends to common shareholders from:
Net investment income	(0.638)	(0.660)	(0.740)	(0.900)	(1.050)
Total dividends	(0.638)	(0.660)	(0.740)	(0.900)	(1.050)

Net asset value, end of period	$13.140	$14.190	$14.880	$14.730	$14.890

Market value, end of period	$11.250	$13.450	$14.640	$16.200	$16.370

Total investment return based on:[1]
Market value	(11.91% )	(3.58% )	(5.13% )	4.73%	4.02%
Net asset value	(2.48% )	0.08%	6.05%	4.69%	4.03%

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$151,184	$163,305	$171,143	$169,481	$107,958
Ratio of expenses to average net assets applicable to common shares[2,4]	0.98%	1.18%	1.20%	1.07%	1.00%
Ratio of net investment income to average net assets
applicable to common shares[2]	5.74%	6.61%	6.52%	6.45%	6.85%
Ratio of net investment income to average net assets
applicable to common shares net of dividends to preferred shares[3]	4.45%	4.43%	4.50%	4.86%	6.00%
Portfolio turnover	15%	6%	3%	8%	15%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)[5]	$—	$95,000	$95,000	$95,000	$60,000
Net asset coverage per share of preferred shares, end of period[5]	$—	$135,950	$140,075	$139,200	$139,965
Liquidation value per share of preferred shares[5,6]	$—	$50,000	$50,000	$50,000	$50,000

[1] Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[2] Ratios do not reflect the effect of dividend payments to preferred shareholders.
[3] Ratio reflects total net investment income less dividends paid to preferred shareholders divided by average net assets applicable to common shareholders.

[4] The ratio of expenses to average net assets applicable to common shares includes interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs for the years ended March 31, 2009, 2008, and 2007. See Notes 1 and 8 in “Notes to financial statements.”

[5] In 2008, the Fund redeemed all of its preferred shares at par plus accumulated dividends amounting to $95,083,577. See Note 7 in “Notes to financial statements.”
[6] Excluding any accumulated but unpaid dividends.

See accompanying notes

(continues)     27

Financial highlights

Delaware Investments National Municipal Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/09	3/31/08	3/31/07	3/31/06	3/31/05
Net asset value, beginning of period	$13.360	$14.560	$14.650	$15.340	$16.200

Income (loss) from investment operations:
Net investment income	0.704	0.919	0.960	1.017	1.057
Net realized and unrealized gain (loss) on investments	(1.367)	(1.081)	0.141	(0.236)	(0.675)
Dividends on preferred stock from:
Net investment income	(0.172)	(0.311)	(0.285)	(0.202)	(0.114)
Net realized gain on investments	—	(0.015)	(0.018)	(0.055)	(0.009)
Total dividends on preferred stock	(0.172)	(0.326)	(0.303)	(0.257)	(0.123)
Total from investment operations	(0.835)	(0.488)	0.798	0.524	0.259

Less dividends and distributions to common shareholders from:
Net investment income	(0.565)	(0.668)	(0.820)	(0.970)	(1.020)
Net realized gain on investments	—	(0.044)	(0.068)	(0.244)	(0.099)
Total dividends and distributions	(0.565)	(0.712)	(0.888)	(1.214)	(1.119)

Net asset value, end of period	$11.960	$13.360	$14.560	$14.650	$15.340

Market value, end of period	$10.850	$11.950	$14.530	$16.050	$15.050

Total investment return based on:[1]
Market value	(4.31% )	(13.11% )	(4.12% )	14.75%	(3.02% )
Net asset value	(5.65% )	(3.05% )	5.27%	2.76%	1.59%

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$28,967	$32,365	$35,256	$35,492	$37,166
Ratio of expenses to average net assets applicable to common shares[2]	1.06%	1.16%	1.10%	1.07%	1.24%
Ratio of net investment income to average net assets
applicable to common shares[2]	5.63%	6.54%	6.58%	6.70%	6.75%
Ratio of net investment income to average net assets
applicable to common shares net of dividends to preferred shares[3]	4.25%	4.22%	4.51%	5.01%	5.97%
Portfolio turnover	36%	17%	9%	28%	11%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)[4]	$—	$20,000	$20,000	$20,000	$20,000
Net asset coverage per share of preferred shares, end of period[4]	$—	$130,914	$138,141	$138,731	$142,915
Liquidation value per share of preferred shares[4,5]	$—	$50,000	$50,000	$50,000	$50,000

[1] Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[2] Ratios do not reflect the effect of dividend payments to preferred shareholders.
[3] Ratio reflects total net investment income less dividends paid to preferred shareholders divided by average net assets applicable to common shareholders.
[4] In 2008, the Fund redeemed all of its preferred shares at par plus accumulated dividends amounting to $20,019,516. See Note 7 in “Notes to financial statements.”
[5] Excluding any accumulated but unpaid dividends.

See accompanying notes

Notes to financial statements

Delaware Investments Closed-End Municipal Bond Funds

March 31, 2009

Delaware Investments Arizona Municipal Income Fund, Inc. (Arizona Municipal Fund), Delaware Investments Colorado Municipal Income Fund, Inc. (Colorado Municipal Fund) and Delaware Investments Minnesota Municipal Income Fund II, Inc. (Minnesota Municipal Fund II) are organized as Minnesota corporations and Delaware Investments National Municipal Income Fund (National Municipal Fund) is organized as a Massachusetts business trust (each referred to as a Fund and collectively as the Funds). Arizona Municipal Fund, Colorado Municipal Fund, Minnesota Municipal Fund II and National Municipal Fund are considered diversified closed-end management investment companies under the Investment Company Act of 1940, as amended. The Funds’ shares trade on the NYSE Alternext, the successor to the American Stock Exchange.

The investment objective of each Fund is to provide high current income exempt from federal income tax and from state personal income tax, if any, consistent with the preservation of capital. Each Fund, except National Municipal Income Fund will seek to achieve its investment objective by investing substantially all of its net assets in investment grade, tax-exempt municipal obligations of its respective state.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation — Long-term debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Directors/Trustees (each a Board, and collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax benefit or expense in the current period.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Interest and Related Expenses — Interest and related expenses include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees from the Minnesota Municipal Fund II’s participation in inverse floater programs where the Fund has transferred its own bonds to a trust that issues floating rate securities with an aggregate principal amount equal to the principal of the transferred bonds. In conveyance of the bond, the Fund receives the inverse floating rate securities and cash from the trust. As a result of certain rights retained by the Fund, the transfer of the bond is not considered a sale, but rather a form of financing for accounting purposes whereby the cash received is recorded as a liability and interest expense is recorded based on the interest rate of the floating rate securities. Remarketing fees, liquidity fees, and trustees’ expenses are recorded on the accrual basis.

Minnesota Municipal Fund II sold out of its inverse floater positions on September 29, 2008. For the period ended September 29, 2008, the Fund had an average daily liability from the participation in inverse floater programs of $8,500,000 and recorded interest expense at an average rate of 3.59%.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the statements of operations with the corresponding expense offset shown as “expense paid indirectly.”

(continues)     29

Notes to financial statements

Delaware Investments Closed-End Municipal Bond Funds

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.40% which is calculated daily based on the average weekly net assets of each Fund, excluding the liquidation value of any preferred shares outstanding.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Funds. For these services, the Funds pay DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended March 31, 2009, the Funds were charged as follows:

Arizona	Colorado	Minnesota	National
Municipal	Municipal	Municipal	Municipal
Fund	Fund	Fund II	Fund
$2,637	$4,376	$10,392	$2,054

At March 31, 2009, each Fund had liabilities payable to affiliates as follows:

	Arizona	Colorado	Minnesota	National
	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund II	Fund
Investment management fee payable to DMC	$12,602	$21,222	$50,091	$9,602
Accounting administration and other expenses
payable to DSC	160	270	638	122
Other expenses payable to DMC and affiliates*	1,296	1,890	4,429	1,040

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, stock exchange fees, custodian fees and directors/trustees’ fees.

As provided in the investment management agreement, each Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to each Fund by DMC and/or its affiliates’ employees. For the year ended March 31, 2009, each Fund was charged for internal legal and tax services provided by DMC and/or its affiliates’ employees as follows:

Arizona	Colorado	Minnesota	National
Municipal	Municipal	Municipal	Municipal
Fund	Fund	Fund II	Fund
$2,876	$4,832	$11,416	$2,216

Directors’/Trustees’ fees include expenses accrued by the Funds for each Director’s/Trustee’s retainer and meeting fees. Certain officers of DMC and DSC are officers and/or Directors/Trustees of the Funds. These officers and Directors/Trustees are paid no compensation by the Funds.

3. Investments

For the year ended March 31, 2009, the Funds made purchases and sales of investment securities other than short-term investments as follows:

	Arizona	Colorado	Minnesota	National
	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund II	Fund
Purchases	$1,969,135	$13,589,588	$30,231,023	$14,191,743
Sales	28,497,501	53,092,293	123,563,781	32,970,150

3. Investments (continued)

At March 31, 2009, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Arizona	Colorado	Minnesota	National
	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund II	Fund
Cost of investments	$38,046,264	$64,412,085	$153,115,251	$30,751,444
Aggregate unrealized appreciation	$915,771	$2,617,076	$5,386,558	$112,294
Aggregate unrealized depreciation	(3,401,421)	(3,910,528)	(9,424,365)	(2,044,426)
Net unrealized depreciation	$(2,485,650)	$(1,293,452)	$(4,037,807)	$(1,932,132)

Effective April 1, 2008, the Funds adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets

Level 2 – inputs are observable, directly or indirectly

Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of each Fund’s investments by the FAS 157 fair value hierarchy levels as of March 31, 2009:

	Arizona	Colorado	Minnesota	National
	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund II	Fund
Level 1	$—	$—	$—	$—
Level 2	35,560,614	63,118,633	149,077,444	28,819,312
Level 3	—	—	—	—
Total	$35,560,614	$63,118,633	$149,077,444	$28,819,312

There were no Level 3 securities at the beginning or end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2009 and 2008 was as follows:

	Arizona	Colorado	Minnesota	National
	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund II	Fund
Year Ended 3/31/09
Ordinary income	$129,029	$319,989	$637,277	$92,304
Tax-exempt income	2,090,880	3,691,139	8,705,599	1,692,283
Total	$2,219,909	$4,011,128	$9,342,876	$1,784,587

Year Ended 3/31/08
Ordinary income	$58,659	$—	$32,679	$60,768
Tax-exempt income	2,700,762	4,758,605	11,215,078	2,310,133
Long-term capital gain	232,318	913,220	—	142,452
Total	$2,991,739	$5,671,825	$11,247,757	$2,513,353

(continues)     31

Notes to financial statements

Delaware Investments Closed-End Municipal Bond Funds

5. Components of Net Assets on a Tax Basis

As of March 31, 2009, the components of net assets on a tax basis were as follows:

	Arizona	Colorado	Minnesota	National
	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund II	Fund
Shares of beneficial interest	$40,651,205	$66,918,121	$157,939,491	$33,208,317
Post-October losses	—	(19,237)	(716,008)	(519,963)
Capital loss carryforwards	(221,375)	(1,652,946)	(2,002,111)	(1,789,580)
Unrealized depreciation of investments	(2,485,650)	(1,293,452)	(4,037,807)	(1,932,132)
Net assets	$37,944,180	$63,952,486	$151,183,565	$28,966,642

The difference between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount on debt instruments.

Post-October losses represent losses realized on investment transactions from November 1, 2008 through March 31, 2009 that in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions, capital loss carryforward expiration and tax treatment of market discount on debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2009, the Funds recorded the following reclassifications:

	Arizona	Colorado	Minnesota	National
	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund II	Fund
Paid-in capital	$(129,029)	$(319,989)	$(810,931)	$(92,304)
Undistributed net investment income	127,993	319,989	471,242	92,304
Accumulated net realized loss	1,036	—	339,689	—

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2009, $175,804 of capital loss carryforwards expired for the Minnesota Municipal Fund II. Capital loss carryforwards remaining at March 31, 2009 will expire as follows:

	Arizona	Colorado	Minnesota	National
	Municipal	Municipal	Municipal	Municipal
Year of Expiration	Fund	Fund	Fund II	Fund
2010	$—	$—	$8,416	$—
2013	—	—	9,826	—
2016	—	—	—	18,596
2017	221,375	1,652,946	1,983,869	1,770,984
Total	$221,375	$1,652,946	$2,002,111	$1,789,580

6. Capital Stock

Pursuant to their articles of incorporation, Arizona Municipal Fund, Colorado Municipal Fund and Minnesota Municipal Fund II each have 200 million shares of $0.01 par value common shares authorized. National Municipal Fund has been authorized to issue an unlimited amount of $0.01 par value common shares. The Funds did not repurchase any shares under the Share Repurchase Program during the year ended March 31, 2009. Shares issuable under the Funds’ dividend reinvestment plan are purchased by the Funds’ transfer agent, BNY Mellon Investor Services, Inc., in the open market.

For the year ended March 31, 2009, the Funds did not have any transactions in common shares.

7. Redemption of Preferred Shares

On October 7, 2008, the Funds’ Board approved a plan to redeem all outstanding preferred shares issued by the Funds. The plan was intended to better position each Fund to pursue its investment objectives in light of current and unprecedented market volatility, which has resulted in higher short-term interest rates. Management recommended the redemption of the Funds’ preferred shares based on its expectation that at that time it may become increasingly difficult for the Funds to invest the assets attributable to the preferred shares in securities that provide a sufficient rate of return compared to the dividend rates payable on the preferred shares, which had remained elevated in recent remarketings. These higher costs, in conjunction with market conditions at that time, could cause the Funds to realize an overall lower rate of return than if the Funds were not leveraged. Each Fund’s Board may consider adding some form of leverage to the Funds in the future if warranted by economic conditions at that time.

7. Redemption of Preferred Shares (continued)

Prior to the redemption of the preferred shares, each Fund had a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends. The effective dates and redemption values are as follows:

Arizona Municipal Fund
Effective 10/24/08	Shares Redeemed	Total
Series A	250	$12,512,197.50
Series B	250	12,512,197.50
Total	500	$25,024,395.00

Colorado Municipal Fund
Effective 10/22/08
Series A	270	$13,516,758.90
Series B	270	13,516,758.90
		$27,033,517.80
Effective 10/29/08
Colorado A	95	$4,753,593.85
Colorado B	95	4,753,593.85
		$9,507,187.70
Effective 11/5/08
Series A	35	$1,751,036.00
Series B	35	1,751,036.00
		$3,502,072.00
Total	800	$40,042,777.50

Minnesota Municipal Fund II
Effective 10/22/08
Series B	355	$17,772,038.40

Effective 10/24/08
Series A	355	$17,767,320.45
Series C	227	11,361,075.33
Series D	177	8,858,635.83
		$37,987,031.61
Effective 10/29/08 and 10/31/08
Series A	115	$5,753,645.50
Series B	115	5,754,350.45
Series C	80	4,002,536.00
Series D	60	3,001,902.00
		$18,512,433.95
Effective 11/5/08 and 11/7/08
Series B	130	$6,503,848.00
Series A	130	6,503,738.80
Series C	93	4,652,674.68
Series D	63	3,151,811.88
		$20,812,073.36
Total	1,900	$95,083,577.32

National Municipal Fund
Effective 10/24/08
Series A	200	$10,009,758.00
Series B	200	10,009,758.00
Total	400	$20,019,516.00

In connection with these transactions, each Fund liquidated a corresponding amount of its investments to fund the redemptions.

(continues)     33

Notes to financial statements

Delaware Investments Closed-End Municipal Bond Funds

8. Inverse Floaters

Each Fund may participate in inverse floater programs where a fund transfers its own bonds to a trust that issues floating rate securities and inverse floating rate securities (inverse floaters) with an aggregate principal amount equal to the principal of the transferred bonds. The inverse floaters received by the Funds are derivative tax-exempt obligations with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of the inverse floaters will generally be more volatile than other tax-exempt investments. The Funds typically use inverse floaters to adjust the duration of their portfolio. Duration measures a portfolio’s sensitivity to changes in interest rates. By holding inverse floaters with a different duration than the underlying bonds that a Fund transferred to the trust, the Fund seeks to adjust its portfolio’s sensitivity to changes in interest rates. The Funds may also invest in inverse floaters to add additional income to the Funds or to adjust the Funds’ exposure to a specific segment of the yield curve. At March 31, 2009, the Funds held no investments in inverse floaters.

9. Credit and Market Risk

The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local and national economic conditions, as applicable and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds. At March 31, 2009, the percentages of each Fund’s net assets insured by bond insurers were as follows:

Arizona Municipal Fund	35%
Colorado Municipal Fund	47%
Minnesota Municipal Fund II	32%
National Municipal Fund	71%

These securities have been identified in the statements of net assets.

The Funds invest a portion of their assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group (S&P) and/or Ba or lower by Moody’s Investors Service, Inc. (Moody’s). Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Funds may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding”. “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings (Fitch) due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. As of March 31, 2009, there were no Rule 144A securities. Illiquid securities have been identified on the statements of net assets.

10. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

11. Delaware Investments National Municipal Income Fund - Investments in Municipal Securities Issued by the State of Florida

On September 13, 2007, shareholders of Delaware Investments National Municipal Income Fund (formerly Delaware Investments Florida Insured Municipal Income Fund) approved (1) the elimination of the Fund’s fundamental investment policy that required the Fund to invest primarily in insured municipal securities issued by the State of Florida and (2) the adoption of a new fundamental investment policy permitting the Fund to invest in un-insured municipal securities issued by states other than Florida. The Fund’s portfolio managers began to transition the Fund’s portfolio to include un-insured municipal bonds issued by other states and territories on October 15, 2007. As of March 31, 2009, municipal bonds issued by the State of Florida constitute approximately 65% of the Fund’s portfolio. These investments could make the Fund more sensitive to economic conditions in Florida than other more geographically diversified national municipal income funds.

12. Recent Developments Regarding Bond Insurance Companies

Starting in January 2008, S &P’s, Moody’s and Fitch began to take negative actions against a number of municipal bond insurers. These actions included actual rating downgrades, assigning negative outlooks, and/or placing the insurer financial strength rating on credit watch for possible downgrade.

Through early November 2008, five (AMBAC, FGIC, CGIC, MBIA and XLCA) of the first tier monoline insurers have been downgraded by one or more of the rating agencies. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds. Insurer financial strength ratings for the municipal bond insurers may continue to change.

13. Tax Information (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended March 31, 2009, each Fund designates distributions paid during the year as follows:

	(A)	(B)
	Tax-Exempt	Ordinary
	Income	Income	Total
	Distribution	Distributions	Distributions
	(Tax Basis)	(Tax Basis)	(Tax Basis)
Arizona Municipal Fund	94.19%	5.81%	100.00%
Colorado Municipal Fund	92.02%	7.98%	100.00%
Minnesota Municipal Fund II	93.18%	6.82%	100.00%
National Municipal Fund	94.83%	5.17%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Report of independent
registered public accounting firm

The Shareholders and Board of Directors/Trustees of
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments National Municipal Income Fund

We have audited the accompanying statements of net assets and statements of assets and liabilities of Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc., and Delaware Investments National Municipal Income Fund (the “Funds”) as of March 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at March 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
May 21, 2009

Other Fund information (unaudited)

Delaware Investments Closed-End Municipal Bond Funds

Fund management

Joseph R. Baxter
Senior Vice President, Head of Municipal Bond Department, Senior Portfolio Manager

Joseph R. Baxter is the head of the municipal bond department and is responsible for setting the department’s investment strategy. He is also a co-portfolio manager of the firm’s municipal bond funds and several client accounts. Before joining Delaware Investments in 1999, he held investment positions with First Union, most recently as a municipal portfolio manager with the Evergreen Funds. Baxter received a bachelor’s degree in finance and marketing from La Salle University.

Stephen J. Czepiel
Senior Vice President, Senior Portfolio Manager

Stephen J. Czepiel is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is a co-portfolio manager of the firm’s municipal bond funds and client accounts. He joined Delaware Investments in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Czepiel earned his bachelor’s degree in finance and economics from Duquesne University.

Denise A. Franchetti, CFA
Vice President, Portfolio Manager, Senior Research Analyst

Denise A. Franchetti is a senior research analyst for the municipal bond department. Currently, she is responsible for following the airports/airlines, education, hotels, leases, turnpike/ toll, and transportation sectors for the group. In 2003, she was also named as portfolio manager on several of the tax-exempt funds in addition to her research duties. Prior to joining Delaware Investments in 1997, she was a fixed income trader at Provident Mutual Life Insurance and an investment analyst at General Accident Insurance. Franchetti received her bachelor’s degree and an MBA from La Salle University, and she is a member of the CFA Society of Philadelphia.

(continues)     37

Other Fund information (unaudited)

Delaware Investments Closed-End Municipal Bond Funds

Proxy Results

At the Annual Meeting on August 20, 2008, the Funds’ Shareholders elected nine directors/trustees. The results of the voting at the meeting were as follows:

Delaware Investments Arizona Municipal Income Fund, Inc.

	Common Shareholders		Preferred Shareholders
		Shares Voted		Shares Voted
	Shares Voted for	Withheld Authority	Shares Voted for	Withheld Authority
Patrick P. Coyne	2,685,998	56,928
Thomas L. Bennett	2,686, 698	56,228
John A. Fry	2,685,998	56,928
Anthony D. Knerr	2,684,841	58,085
Lucinda S. Landreth	2,686,698	56,228
Ann R. Leven	2,684,141	58,785
Thomas F. Madison			471	3
Janet L. Yeomans			471	3
J. Richard Zecher	2,686,091	56,835

Delaware Investments Colorado Municipal Income Fund, Inc.

	Common Shareholders		Preferred Shareholders
		Shares Voted		Shares Voted
	Shares Voted for	Withheld Authority	Shares Voted for	Withheld Authority
Patrick P. Coyne	4,596,679	51,300
Thomas L. Bennett	4,597,609	50,371
John A. Fry	4,596,259	51,721
Anthony D. Knerr	4,598,842	49,137
Lucinda S. Landreth	4,595,009	52,971
Ann R. Leven	4,566,782	81,198
Thomas F. Madison			610	34
Janet L. Yeomans			610	34
J. Richard Zecher	4,567,487	80,493

Delaware Investments Minnesota Municipal Income Fund II, Inc.

	Common Shareholders		Preferred Shareholders
		Shares Voted		Shares Voted
	Shares Voted for	Withheld Authority	Shares Voted for	Withheld Authority
Patrick P. Coyne	9,905,992	437,358
Thomas L. Bennett	9,902,961	440,389
John A. Fry	9,903,486	439,864
Anthony D. Knerr	9,889,235	454,115
Lucinda S. Landreth	9,909,817	433,534
Ann R. Leven	9,892,339	451,012
Thomas F. Madison			1,409	36
Janet L. Yeomans			1,409	36
J. Richard Zecher	9,903,626	439,724

Proxy Results (continued)

Delaware Investments National Municipal Income Fund

	Common Shareholders		Preferred Shareholders
		Shares Voted		Shares Voted
	Shares Voted for	Withheld Authority	Shares Voted for	Withheld Authority
Patrick P. Coyne	2,130,964	108,107
Thomas L. Bennett	2,129,737	109,334
John A. Fry	2,130,964	108,107
Anthony D. Knerr	2,131,164	107,907
Lucinda S. Landreth	2,130,964	108,107
Ann R. Leven	2,131,164	107,907
Thomas F. Madison			399	0
Janet L. Yeomans			399	0
J. Richard Zecher	2,129,737	109,334

Dividend Reinvestment Plan

Each Fund offers an automatic dividend reinvestment program (“Plan”). Under the current policies of Arizona Municipal Income Fund, Minnesota Municipal Income Fund II, and National Municipal Income Fund all distributions of net investment income and capital gains to common shareholders are automatically reinvested in additional shares unless shareholders elect to receive all dividends and other distributions in cash paid by check mailed directly to shareholders by the dividend plan agent. Under the current policies of Colorado Municipal Income Fund, distributions of net investment income and capital gains to common shareholders will be paid in cash unless shareholders notify BNY Mellon Investor Services, Inc. (“BNY Mellon”) of their desire to participate in the dividend reinvestment program. Shareholders who hold their shares through a bank, broker or other nominee should request the bank, broker or nominee to participate in the Plan on their behalf. This can be done as long as the bank, broker or nominee provides a dividend reinvestment service for the Funds. If the bank, broker or nominee does not provide this service, such shareholders must have their shares taken out of “street” or nominee name and re-registered in their own name in order to participate in the Plan.

BNY Mellon will apply all cash dividends, capital gains and other distributions (collectively, “Distributions”) on each Fund’s shares of common stock which become payable to each Plan participant to the purchase of outstanding shares of each Fund’s common stock for such participant. These purchases may be made on a securities exchange or in the over-the-counter market, and may be subject to such terms of price, delivery and related matters to which BNY Mellon may agree. The Funds will not issue new shares in connection with the Plan.

Distributions reinvested for participants are subject to income taxes just as if they had been paid directly to the shareholder in cash. Participants will receive a year-end statement showing distributions reinvested, and any brokerage commissions paid on such participant’s behalf.

Shareholders holding shares of a Fund in their own names who wish to terminate their participation in the Plan may do so by sending written instruction to BNY Mellon so that BNY Mellon receives such instructions at least 10 days prior to the Distribution record date. Shareholders with shares held in account by a bank, broker or other nominee should contact such bank, broker or other nominee to determine the procedure for withdrawal from the Plan.

If written instructions are not received by BNY Mellon at least 10 days prior to the record date for a particular Distribution, that Distribution may be reinvested at the sole discretion of BNY Mellon. After a shareholder’s instructions to terminate participation in the Plan become effective, Distributions will be paid to shareholders in cash. Upon termination, a shareholder may elect to receive either stock or cash for all the full shares in the account. If cash is elected, BNY Mellon will sell such shares at the then current market value and then send the net proceeds to the shareholder, after deducting brokerage commissions and related expenses. Any fractional shares at the time of termination will be paid in cash at the current market price, less brokerage commissions and related expenses, if any. Shareholders may at any time request a full or partial withdrawal of shares from the Plan, without terminating participation in the Plan. When shares outside of the Plan are liquidated, Distributions on shares held under the Plan will continue to be reinvested unless BNY Mellon is notified of the shareholder’s withdrawal from the Plan.

An investor holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Please contact your broker/dealer for additional details.

BNY Mellon will charge participants their proportional share of brokerage commissions on market purchases. Participants may obtain a certificate or certificates for all or part of the full shares credited to their accounts at any time by making a request in writing to BNY Mellon. A fee may be charged to the participant for each certificate issuance.

If you have any questions and shares are registered in “street” name, contact the broker/dealer holding the shares or your financial advisor. If you have any questions and shares are registered in your name, contact BNY Mellon at 800 851-9677.

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund Trustees, in particular, are advocates for shareholder interests. Each Trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new Trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	83	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]		Board of Governors
	Trustee	Chief Executive Officer			Member — Investment
April 1963		since August 1, 2006			Company Institute (ICI)
(2007–Present)

Member of Investment
Committee — Cradle
of Liberty Council, BSA
(November
2007–Present)

Finance Committee
Member — St. John
Vianney Roman
Catholic Church
(2007–Present)
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	83	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007–Present)
Morgan Stanley & Co.
October 1947			(January 1984–March 2004)		Chairman of
Investment Committee
— Pennsylvania
Academy of Fine Arts
(2007–Present)
Trustee (2004–Present)

Investment Committee
and Governance
Committee Member
— Pennsylvania
Horticultural Society
(February
2006–Present)

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
John A. Fry	Trustee	Since	President —	83	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002–Present)		Systems
19103
Executive Vice President —
May 1960			University of Pennsylvania
(April 1995–June 2002)
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	83	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	83	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 1947
Ann R. Leven	Trustee	Since	Consultant —	83	Director and Audit
2005 Market Street		October 1989	ARL Associates		Committee Chair —
Philadelphia, PA			(Financial Planning)		Systemax, Inc.
19103			(1983–Present)

November 1940
Thomas F. Madison	Trustee	Since	President and Chief	83	Director and Chair of
2005 Market Street		May 1997[3]	Executive Officer —		Compensation
Philadelphia, PA			MLM Partners, Inc.		Committee,
19103			(Small Business Investing		Governance Committee
			and Consulting)		Member
February 1936			(January 1993–Present)		— CenterPoint Energy

Lead Director and Chair
of Audit
and Governance
Committees,
Member of
Compensation
Committee — Digital
River, Inc.

Director and Chair of
Governance
Committee, Audit
Committee Member —
Rimage Corporation

Director and Chair of
the Compensation
Committee — Spanlink
Communications

Lead Director and Chair
of Compensation and
Governance
Committees —
Valmont Industries, Inc.
Janet L. Yeomans	Trustee	Since	Vice President and Treasurer	83	None
2005 Market Street		April 1999	(January 2006–Present)
Philadelphia, PA			Vice President — Mergers & Acquisitions
19103			(January 2003–January 2006), and
Vice President
July 1948			(July 1995–January 2003)
3M Corporation

(continues)     41

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
J. Richard Zecher	Trustee	Since	Founder —	83	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)

July 1940			Founder —
Sutton Asset Management
(Hedge Fund)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	83	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served	83	None[4]
2005 Market Street	and Treasurer	since	in various capacities at
Philadelphia, PA		October 25, 2007	different times at
19103			Delaware Investments.

October 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	83	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	83	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 1963

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.
4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Investments Closed-End Municipal Bond Funds shareholders. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Funds may, from time-to-time, purchase shares of their common stock on the open market at market prices.

Board of directors/trustees	Affiliated officers	Contact information

Patrick P. Coyne	David F. Connor	Investment manager
Chairman, President,	Vice President, Deputy General Counsel,	Delaware Management Company,
and Chief Executive Officer	and Secretary	a series of Delaware Management
Delaware Investments® Family of Funds	Delaware Investments Family of Funds	Business Trust
Philadelphia, PA	Philadelphia, PA	Philadelphia, PA

Thomas L. Bennett	Daniel V. Geatens	Principal office of the Funds
Private Investor	Vice President and Treasurer	2005 Market Street
Rosemont, PA	Delaware Investments Family of Funds	Philadelphia, PA 19103-7057
Philadelphia, PA
John A. Fry		Independent registered public
President	David P. O’Connor	accounting firm
Franklin & Marshall College	Senior Vice President, General Counsel,	Ernst & Young LLP
Lancaster, PA	and Chief Legal Officer	2001 Market Street
	Delaware Investments Family of Funds	Philadelphia, PA 19103
Anthony D. Knerr	Philadelphia, PA
Founder and Managing Director		Registrar and stock transfer
Anthony Knerr & Associates	Richard Salus	agent
New York, NY	Senior Vice President and	BNY Mellon Shareowner Services
	Chief Financial Officer	480 Washington Blvd.
Lucinda S. Landreth	Delaware Investments Family of Funds	Jersey City, NJ 07310
Former Chief Investment Officer	Philadelphia, PA	800 851-9677
Assurant, Inc.
Philadelphia, PA		For securities dealers
and financial institutions
Ann R. Leven

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at http://www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and each Fund’s Schedule of Investments are available without charge on the Fund’s Web site at http://www.delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund’s Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

representatives
Consultant		800 362-7500
ARL Associates
New York, NY		Web site
www.delawareinvestments.com
Thomas F. Madison
President and Chief Executive Officer		Delaware Investments is the marketing
MLM Partners, Inc.		name of Delaware Management Holdings,
Minneapolis, MN		Inc. and its subsidiaries.

Janet L. Yeomans		Number of recordholders as of
Vice President and Treasurer		March 31, 2009:
3M Corporation
St. Paul, MN		Arizona Municipal Income Fund	56
Colorado Municipal
J. Richard Zecher Founder Investor Analytics Scottsdale, AZ		Income Fund	132
Minnesota Municipal Income
		Fund II	621
		National Municipal Income Fund	112

Your reinvestment options
Each of the Funds offers an automatic dividend reinvestment program. If you would like to reinvest dividends, and shares are registered in your name, contact Mellon Investor Services, LLC at 800 851-9677. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares of your financial advisor.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     John A. Fry
     Thomas F. Madison
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $10,500 for the fiscal year ended March 31, 2009.

_______________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $10,400 for the fiscal year ended March 31, 2008.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2009.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2009.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $6,868 for the fiscal year ended March 31, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2008.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $2,150 for the fiscal year ended March 31, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations, and tax compliance services related to investments in foreign securities.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2009.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $2,150 for the fiscal year ended March 31, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations, and tax compliance services related to investments in foreign securities.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2008.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2009.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2009.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2008.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2008.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments® Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $254,152 and $263,380 for the registrant’s fiscal years ended March 31, 2009 and March 31, 2008, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are Thomas L. Bennett, John A. Fry, Thomas F. Madison and J. Richard Zecher.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     The registrant has formally delegated to its investment adviser(s) (the “Adviser”) the ability to make all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

     In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”) to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s website at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

     The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

     As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

     Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all registrant proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND PORTFOLIO MANAGERS

Other Accounts Managed

     The following chart lists certain information about types of other accounts for which the portfolio managers are primarily responsible as of March 31, 2009. Any accounts managed in a personal capacity appear under “Others Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of the most recent calendar quarter end for which account statements are available.

				Total Assets
				in Accounts with
			No. of Accounts with	Performance-
	No. of	Total Assets	Performance-Based	Based
	Accounts	in Accounts Fee	Fees	Fee
Joseph R. Baxter
Registered	20	$3.8 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	24	$788.7 million	0	$0
Stephen J. Czepiel
Registered	20	$3.8 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	22	$788.7 million	0	$0
Denise Franchetti
Registered	5	$287.5 million	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	2	$0	0	$0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST

       Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or Fund. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

       A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

     Each portfolio’s manager’s compensation consists of the following:

     Base Salary - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

     Bonus - Due to transitioning of responsibilities of our fixed income managers over the past year, some of the managers’ bonuses may have been guaranteed for the past year. It is anticipated that going forward an objective component will be added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

     Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 60%-75% of the bonus is quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund’s Lipper or Morningstar peer group percentile ranking on a one-year, three-year, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases (or similar sources of relative performance data) on a one-year, three-year, and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining 25%-40% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

     For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

     Deferred Compensation – Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation & Supplemental/Excess Retirement Plan, which is available to all employees whose base salaries or established compensation exceed a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

     Stock Option Incentive Plan/Equity Compensation Plan - Portfolio managers may be awarded options, stock appreciation rights, restricted stock awards and restricted stock units (collectively, “Awards”) relating to the underlying shares of common stock of Delaware Investments U.S., Inc. pursuant to the terms of the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan.

     The Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan was established in 2001 in order to: attract, retain and reward key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the company; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. Awards are granted under the plan from time to time by the company. Awards may be based in part on seniority. The fair market value of the shares of Delaware Investments U.S., Inc., is normally determined as of each March 31, June 30, September 30 and December 31. The fair market value of shares of common stock underlying Awards granted on or after December 26, 2008 is determined by an independent appraiser utilizing an appraisal valuation methodology in compliance with Section 409A of the Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder. The fair market value of shares of common stock underlying Awards granted prior to December 26, 2008 is determined by an independent appraiser utilizing a formula based valuation methodology. Shares issued typically must be held for six months and one day, after which time the stockholder may put them back to the company and the shares may be called back from the stockholder by the company from time to time, as the case may be.

     Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

     As of March 31, 2009, the portfolio managers of the Fund did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders Not applicable. Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1)	Code of Ethics

Not applicable.

(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3)	Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware Investments National Municipal Income Fund

PATRICK P. COYNE
By: Patrick P. Coyne
Title: Chief Executive Officer
Date: May 29, 2009

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By: Patrick P. Coyne
Title: Chief Executive Officer
Date: May 29, 2009

RICHARD SALUS
By: Richard Salus
Title: Chief Financial Officer
Date: May 29, 2009